                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                 ABN AMRO Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                 ABN AMRO FUNDS
                              4400 COMPUTER DRIVE
                        WESTBOROUGH, MASSACHUSETTS 01581

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE

                              ABN AMRO VALUE FUND
                              ABN AMRO GROWTH FUND
                            ABN AMRO SMALL CAP FUND
                           ABN AMRO REAL ESTATE FUND
                           ABN AMRO ASIAN TIGERS FUND
                       ABN AMRO INTERNATIONAL EQUITY FUND
                       ABN AMRO EUROPE EQUITY GROWTH FUND
                       ABN AMRO LATIN AMERICA EQUITY FUND
                     ABN AMRO GOVERNMENT MONEY MARKET FUND
                     ABN AMRO TAX-EXEMPT MONEY MARKET FUND
                      ABN AMRO TREASURY MONEY MARKET FUND
                           ABN AMRO MONEY MARKET FUND
                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND

                         TO BE HELD ON AUGUST 24, 2001

Notice is hereby given that a Special Meeting of Shareholders of each of the above referenced Funds (each an "ABN AMRO Fund"), each a separate series of ABN AMRO Funds (the "Trust"), will be held at the offices of the Trust's sub-administrator, PFPC, Inc., 101 Federal Street, Boston, Massachusetts 02110 at 12:00 noon Eastern time on Friday, August 24, 2001 for the following purposes:

          1. To approve: (i) the transfer of all of the assets and certain stated liabilities of the ABN AMRO Fund to the corresponding series of Alleghany Funds (the "Alleghany Fund") in exchange for certain shares of the Alleghany Fund; and (ii) the distribution of the Alleghany Fund shares so received to shareholders of the corresponding ABN AMRO Fund (the "Reorganization") (Shareholders of each ABN AMRO Fund vote separately on the Reorganization as it relates to that Fund).

          2. To authorize the ABN AMRO Fund to approve a Rule 12b-1 distribution plan for Class N Shares of the corresponding Alleghany Fund (Shareholders of each ABN AMRO Fund, except the ABN AMRO money market funds, vote separately by Fund).

          3. To transact such other business as may properly come before the Special Meeting or any adjournments of the Meeting.

     Proposals 1 and 2 are related and neither Proposal will be implemented unless both Proposals are approved by shareholders. The proposals are discussed in greater detail in the attached proxy statement.

     Shareholders of record of an ABN AMRO Fund at the close of business on Friday, June 29, 2001 are entitled to notice of and vote at the Special Meeting, or any adjournments of the Meeting.

     Shareholders are requested to promptly execute and return the accompanying proxy card, which is being solicited by the Board of Trustees of the Trust. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

By Order of the Board of Trustees

(-s- RANDALL C. HAMPTON)
Randall C. Hampton
President
ABN AMRO Funds

July 13, 2001

                                                                   July 13, 2001

                                 ABN AMRO FUNDS

                                PROXY STATEMENT
                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 24, 2001

                              ABN AMRO VALUE FUND
                              ABN AMRO GROWTH FUND
                            ABN AMRO SMALL CAP FUND
                           ABN AMRO REAL ESTATE FUND
                           ABN AMRO ASIAN TIGERS FUND
                       ABN AMRO INTERNATIONAL EQUITY FUND
                       ABN AMRO EUROPE EQUITY GROWTH FUND
                       ABN AMRO LATIN AMERICA EQUITY FUND
                     ABN AMRO GOVERNMENT MONEY MARKET FUND
                     ABN AMRO TAX-EXEMPT MONEY MARKET FUND
                      ABN AMRO TREASURY MONEY MARKET FUND
                           ABN AMRO MONEY MARKET FUND
                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of ABN AMRO Funds (the "ABN AMRO Trust") for use at the Special Meeting of Shareholders of the Value Fund, Growth Fund, Small Cap Fund, Real Estate Fund, Asian Tigers Fund, International Equity Fund, Europe Equity Growth Fund, Latin America Equity Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Treasury Money Market Fund, Money Market Fund and Institutional Prime Money Market Fund (each an "ABN AMRO Fund") to be held at 12:00 noon Eastern time on Friday, August 24, 2001 at the offices of the ABN AMRO Trust's sub-administrator, PFPC, Inc. ("PFPC"), 101 Federal Street, Boston, Massachusetts 02110 and at any and all adjournments of the Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about July 13, 2001.

     The Board has recommended that you vote in favor of the proposals described in this proxy statement. The Board has fixed the close of business on June 29, 2001 as the record date (the "Record Date") for determining holders of the ABN AMRO Funds' shares entitled to notice of and vote at the Meeting. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares. At the close of business on the Record Date, the following shares were outstanding:

ABN AMRO FUND                                   COMMON SHARES    INVESTOR SHARES   TOTAL FUND SHARES
-------------                                   --------------   ---------------   -----------------
Value Fund....................................   12,477,401.33       126,234.99      12,603,636.02
Growth Fund...................................   16,162,261.81       174,852.66      16,337,114.47
Small Cap Fund................................    5,470,281.89        35,515.55       5,505,797.44
Real Estate Fund..............................    1,858,353.49            10.03       1,858,363.52
Asian Tigers Fund.............................    3,027,464.44        24,640.99       3,052,105.43
International Equity Fund.....................    7,213,234.94       139,870.67       7,353,105.61
Europe Equity Growth Fund.....................    2,003,967.78              N/A       2,003,967.78
Latin America Equity Fund.....................    1,444,164.38              N/A       1,444,164.38
Government Money Market Fund..................  653,679,088.42    40,753,957.06     694,433,045.48
Tax-Exempt Money Market Fund..................  383,506,230.53    41,089,238.89     424,595,469.42
Treasury Money Market Fund....................  270,624,297.95    14,763,637.45     285,387,935.40
Money Market Fund.............................   48,477,951.68   151,477,244.16     199,955,195.84

                                                                      INSTITUTIONAL
                                              INSTITUTIONAL SHARES   SERVICE SHARES    TOTAL FUND SHARES
                                              --------------------   ---------------   -----------------
Institutional Prime Money Market Fund.......    2,008,185,521.28      78,804,690.71    2,086,990,211.99

INTRODUCTION

     At the Meeting, shareholders will be asked to approve the proposed Reorganization between the ABN AMRO Funds and the corresponding Alleghany Funds. The Alleghany Funds are new and do not have any current shareholders. They were created to receive the ABN AMRO Funds' assets in the Reorganization. The proposed Reorganization is part of a larger reorganization and will combine the operations of the ABN AMRO Funds and the Alleghany Funds following the purchase of the Alleghany investment operations by the ABN AMRO organization. By combining operations, shareholders of the ABN AMRO Funds are expected to benefit from more advantageous distribution channels, increased product array, anticipated economies of scale and new and enhanced shareholder services.

     The Alleghany Funds have investment objectives, policies and strategies that are substantially the same as, if not identical to, those of their corresponding ABN AMRO Funds. The total expenses of the Class N Shares are structured differently from that of the ABN AMRO Funds to include a Rule 12b-1 fee. However, each Alleghany Fund's current net operating expenses are the same as or lower than those of its corresponding ABN AMRO Fund. No sales charges will be imposed in connection with the receipt of Alleghany Fund shares by ABN AMRO Fund shareholders in the Reorganization. The Reorganization is intended to qualify for U.S. Federal income tax purposes as a tax-free reorganization. In the Reorganization, Common and Investor Shareholders of each ABN AMRO Fund (except the money market funds) will receive Class N Shares of its corresponding Alleghany Fund. The total expenses of the Class N Shares are structured differently from that of the ABN AMRO Funds to include a Rule 12b-1 fee, however, each Alleghany Fund's current net operating expenses are the same as or lower than those of its corresponding ABN AMRO Fund. In connection with the Reorganization, Proposal 2 relates to the Rule 12b-1 distribution plan for Class N Shares.

Proposal 1:  To approve: (i) the transfer of all of the assets and certain stated liabilities of the ABN AMRO Fund to the corresponding series of Alleghany Funds (the "Alleghany Fund") in exchange for certain shares of the Alleghany Fund; and (ii) the distribution of the Alleghany Fund's shares so received to shareholders of the corresponding ABN AMRO Fund (the "Reorganization").

     Shareholders of each ABN AMRO Fund will vote separately on the Reorganization as it relates to that Fund. Proposals 1 and 2 are related and neither Proposal will be implemented with respect to a Fund unless both Proposals are approved by shareholders of such Fund.

     Description of the Reorganization. The following summary of the Reorganization is qualified in its entirety by reference to the Agreement and Plan of Reorganization (the "Reorganization Agreement"), a form of which may be found in Exhibit A. The Reorganization is expected to occur at or about 8:00 a.m. Eastern time (the "Effective Time") on or about September 22, 2001 (the "Closing Date"). In exchange for the transfer of these assets, each Alleghany Fund (each an "Alleghany Fund" and, together, "Alleghany Funds") will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional shares to the corresponding ABN AMRO Fund equal in value to the net asset value of that ABN AMRO Fund immediately before the Effective Time of the Reorganization. Each Alleghany Fund is a separate series of a Delaware business trust called "Alleghany Funds" (defined herein as the "Alleghany Trust").

     Following the transfer of assets and liabilities in exchange for Alleghany Fund shares, each ABN AMRO Fund will distribute, in complete liquidation pro rata to its shareholders of record, all the shares of the corresponding Alleghany Fund so received to its shareholders. Shareholders of each ABN AMRO Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the applicable class of the corresponding Alleghany Fund with the same aggregate value as the shareholder had in the ABN AMRO Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of the ABN AMRO Funds' shareholders on the records of the Alleghany Funds' transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Alleghany Fund due to the shareholders of the corresponding ABN AMRO Fund. Each ABN AMRO Fund then will be terminated.

     The Alleghany Funds are new and do not have any current shareholders. They were created solely to receive the ABN AMRO Funds' assets in the Reorganization. Like the ABN AMRO Funds, the Alleghany Funds do not issue share certificates to shareholders. Also, like the ABN AMRO Funds, shares of the Alleghany Funds to be issued in the Reorganization will have no preemptive or conversion rights.

     Shareholders of the ABN AMRO Funds are expected to benefit from the more advantageous distribution channels, increased product array, anticipated economies of scale and the new and enhanced shareholder services that are expected to result from the Reorganization. No sales charges will be imposed in connection with the receipt of Alleghany Fund shares by ABN AMRO Fund shareholders in the Reorganization.

     The Reorganization is intended to qualify for U.S. Federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the ABN AMRO Funds will not recognize gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the ABN AMRO Trust and the Alleghany Trust will receive an opinion from counsel to the ABN AMRO Trust to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Before the Reorganization, however, each ABN AMRO Fund expects to distribute ordinary income, if any, to its shareholders.

     All of the ABN AMRO Funds (except the ABN AMRO Institutional Prime Money Market Fund) offer Common Shares. Common Shares are not subject to any Rule 12b-1 distribution fees, shareholder servicing fees or sales loads. All of the ABN AMRO Funds (except the ABN AMRO Latin America Equity Fund, the ABN AMRO Europe Equity Growth Fund and the ABN AMRO Institutional Prime Money Market
Fund) offer Investor Shares. Investor Shares are subject to annual Rule 12b-1 distribution fees up to 0.25% and shareholder servicing fees, but are not subject to any sales loads. The ABN AMRO Institutional Prime Money Market Fund offers Institutional Shares, which are not subject to any Rule 12b-1 distribution fees, shareholder servicing fees or sales loads, and Institutional Service Shares, which are subject to shareholder servicing fees, but are not subject to any Rule 12b-1 distribution fees or sales loads. Institutional Shares and Institutional Service Shares have different minimum initial investment requirements.

     The Alleghany Funds (except the money market funds) will offer Class N Shares. Class N Shares are subject to annual Rule 12b-1 distribution fees up to 0.25% (Proposal 2 relates to the Rule 12b-1 distribution plan for Class N Shares), but are not subject to any shareholder servicing fees or sales loads. The Alleghany money market funds (except the Institutional Prime Money Market
Fund) will offer Class I Shares and Class S Shares. The Institutional Prime Money Market Fund will offer Class Y Shares and Class YS Shares. Class I Shares and Class Y Shares are not subject to any Rule 12b-1 distribution fees, shareholder servicing fees or sales loads, but have different minimum initial investment requirements. Class S Shares are subject to annual Rule 12b-1 distribution fees up to 0.25% and shareholder servicing fees, but are not subject to any sales loads. Class YS Shares are subject to shareholder servicing fees, but are not subject to any Rule 12b-1 distribution fees or sales loads.

     Holders of Common or Investor Shares of an ABN AMRO Fund (except the ABN AMRO money market funds) will receive Class N Shares of the corresponding Alleghany Fund. Holders of Common Shares of the ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund and ABN AMRO Treasury Money Market Fund will receive Class I Shares of the corresponding Alleghany Fund. Holders of Investor Shares of the ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund and ABN AMRO Treasury Money Market Fund will receive Class S Shares of the corresponding Alleghany Fund. Holders of Institutional Shares of the ABN AMRO Institutional Prime Money Market Fund will receive Class Y Shares of the corresponding Alleghany Fund. Holders of Institutional Service Shares of the ABN AMRO Institutional Prime Money Market Fund will receive Class YS Shares of the corresponding Alleghany Fund.

     The chart below summarizes the Reorganization:

                         SUMMARY OF THE REORGANIZATION
         (SHAREHOLDERS OF EACH SELLING FUND WILL RECEIVE SHARES OF THE
               CLASS OF THE ACQUIRING FUND OPPOSITE THEIR CLASS)

ABN AMRO FUND (SELLING FUND)                    ALLEGHANY FUND (ACQUIRING FUND)
----------------------------                    -------------------------------
ABN AMRO Money Market Fund...................   ABN AMRO Money Market Fund
  Common Shares                                 Class I Shares
  Investor Shares                               Class S Shares
ABN AMRO Government Money Market Fund........   ABN AMRO Government Money Market Fund
  Common Shares                                 Class I Shares
  Investor Shares                               Class S Shares
ABN AMRO Treasury Money Market Fund..........   ABN AMRO Treasury Money Market Fund
  Common Shares                                 Class I Shares
  Investor Shares                               Class S Shares
ABN AMRO Tax-Exempt Money Market Fund........   ABN AMRO Tax-Exempt Money Market Fund
  Common Shares                                 Class I Shares
  Investor Shares                               Class S Shares
ABN AMRO Value Fund..........................   ABN AMRO Value Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO Growth Fund.........................   ABN AMRO Growth Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO Small Cap Fund......................   ABN AMRO Small Cap Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO Real Estate Fund....................   ABN AMRO Real Estate Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO International Equity Fund...........   ABN AMRO International Equity Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO Europe Equity Growth Fund...........   ABN AMRO Europe Equity Growth Fund
  Common Shares                                 Class N Shares
ABN AMRO Asian Tigers Fund...................   ABN AMRO Asian Tigers Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO Latin America Equity Fund...........   ABN AMRO Latin America Equity Fund
  Common Shares                                 Class N Shares
ABN AMRO Institutional Prime Money Market       ABN AMRO Institutional Prime Money Market
  Fund.......................................   Fund
  Institutional Shares                          Class Y Shares
  Institutional Service Shares                  Class YS Shares

     Description of the Reorganization Agreement. The Reorganization Agreement contains customary representations, warranties and conditions, and provides that the consummation of the Reorganization with respect to an ABN AMRO Fund and its corresponding Alleghany Fund is conditioned upon, among other things: (i) approval of the Reorganization by the ABN AMRO Fund's shareholders; (ii) the receipt by the

ABN AMRO Trust and the Alleghany Trust of a tax opinion to the effect that the Reorganization will be tax-free to the ABN AMRO Funds, their shareholders and the Alleghany Funds; and (iii) receipt by the ABN AMRO Trust of an order from the U.S. Securities and Exchange Commission ("SEC") permitting the Reorganization. The Reorganization Agreement may be terminated with respect to an ABN AMRO Fund and its corresponding Alleghany Fund if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or the Board of Trustees of the Alleghany Trust determines that the Reorganization is not in the best interest of the shareholders of the ABN AMRO Fund or the Alleghany Fund, respectively.

     Costs of the Reorganization. Reorganization expenses of the ABN AMRO Funds will be paid by ABN AMRO Asset Management (USA) LLC (the "ABN AMRO Advisor") and/or its affiliates. Reorganization expenses of the Alleghany Funds will be paid by The Chicago Trust Company ("Chicago Trust") and/or its affiliates. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this proxy statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs; and (g) brokerage costs of any necessary rebalancing of the Funds' investment portfolios.

     Federal Income Taxes. Each combination of an ABN AMRO Fund and its corresponding Alleghany Fund in the Reorganization is intended to qualify for U.S. federal income tax purposes as a separate tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither the ABN AMRO Funds nor their shareholders will recognize gain or loss as a result of the Reorganization; the tax basis of the Alleghany Funds shares received will be the same as the basis of the ABN AMRO Funds shares exchanged; and the holding period of the Alleghany Fund shares received will include the holding period of the ABN AMRO Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, the ABN AMRO Trust and the Alleghany Trust will receive an opinion from counsel to the ABN AMRO Trust to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

Proposal 2:  To authorize the ABN AMRO Fund to approve a Rule 12b-1 distribution plan for Class N Shares of the corresponding Alleghany Fund.

     Shareholders of each ABN AMRO Fund that is not a money market fund will vote separately by Fund on the Rule 12b-1 distribution plan as it relates to that Fund. Proposals 1 and 2 are related and neither Proposal will be implemented with respect to a Fund unless both Proposals are approved by shareholders of such Fund. Shareholders of the ABN AMRO money market funds are not entitled to vote on this proposal.

     Shareholders that will receive Class N Shares in the Reorganization (see chart above) are being asked to authorize their Fund to approve a Rule 12b-1 distribution plan for Class N Shares. A form of the Rule 12b-1 distribution plan is attached hereto as Exhibit B. Under the plan, an annual fee of not more than 0.25% is paid out of the Alleghany Fund's average daily net assets attributable to Class N Shares to reimburse the Fund's distributor for expenses it incurs in connection with the distribution of Class N Shares and for certain services rendered to Class N shareholders. The Alleghany Trust's Rule 12b-1 distribution plan is substantially the same as the ABN AMRO Trust's Rule 12b-1 distribution plan for Investor Shares. Significantly, both plans provide for an annual fee of not more than 0.25% of each fund's average daily net assets and, under both plans, the fees are used to pay the distributor for certain distribution-related expenses and shareholder services. Common Shares of each ABN AMRO Fund do not pay any Rule 12b-1 fees. Please see the fee tables below to compare Rule 12b-1 fees for each class of each Fund.

BOARD CONSIDERATION OF THE REORGANIZATION AND RULE 12b-1 PLAN

     At a meeting held on April 23, 2001, the Board determined that the proposed Reorganization would be in the best interests of each ABN AMRO Fund, and that the interests of the Fund's existing shareholders would not be diluted as a result of the reorganization. Before approving the Reorganization, the Board examined all factors that it considered relevant, including information regarding comparative expense ratios and Rule 12b-1 fees and plans. The Board also compared other aspects of the Alleghany Funds and the ABN AMRO Funds, including the continuing viability of each class and Fund, the potential for improved economies of scale, and the Alleghany Funds' service features, including the fact that ABN AMRO Fund shareholders will be able to use exchange privileges as part of a larger and more diverse family of mutual funds. The Board examined the terms of the Reorganization, including the fact that the ABN AMRO Advisor and/or its affiliates would bear the Funds' costs associated with the Reorganization and that the Reorganization is expected to qualify as a tax-free reorganization. Based on this information, the Board has recommended that the shareholders of each ABN AMRO Fund vote FOR the Reorganization and that shareholders of each ABN AMRO Fund, except for the money market funds, vote FOR the Rule 12b-1 Plan.

DESCRIPTION OF THE ABN AMRO TRUST AND ABN AMRO FUNDS

     The ABN AMRO Trust was organized under Massachusetts law as a business trust pursuant to a Declaration of Trust dated September 17, 1992. The ABN AMRO Trust is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), with an unlimited number of units of beneficial interest without par value. Each ABN AMRO Fund is a separate series of the ABN AMRO Trust.

     The ABN AMRO Advisor serves as investment adviser to the ABN AMRO Funds pursuant to an investment advisory agreement dated December 31, 1992 (the "Advisory Agreement"). The Advisory Agreement provides, in part, that the ABN AMRO Advisor makes investment decisions for the assets of the ABN AMRO Funds and continuously reviews, supervises and administers the Funds' investment programs, subject to the general oversight of, and policies established by, the Trustees of the ABN AMRO Trust.

     Mellon Equity Associates ("Mellon") and Delaware Management Co. ("Delaware") serve as sub-advisers to the ABN AMRO Value Fund and ABN AMRO Small Cap Fund, respectively, pursuant to sub-advisory agreements with the ABN AMRO Advisor. The ABN AMRO Advisor, not the ABN AMRO Trust or the ABN AMRO Funds, pays sub-advisory fees to Mellon and Delaware.

DESCRIPTION OF THE ALLEGHANY TRUST AND THE ALLEGHANY FUNDS

     The Alleghany Trust is an open-end management investment company registered under the 1940 Act, with an unlimited number of units of beneficial interest without a par value. The Alleghany Trust was organized as a Delaware business trust on September 10, 1993. Each Alleghany Fund is a newly-created, separate series of the Alleghany Trust.

     Following the Reorganization, the ABN AMRO Advisor will serve as the investment adviser to the Alleghany Funds. The new investment advisory agreement between the ABN AMRO Advisor and the Alleghany Trust, on behalf of the Alleghany Funds, is substantially identical to the current investment advisory agreement between the ABN AMRO Advisor and the ABN AMRO Trust, on behalf of the ABN AMRO Funds. Significantly, the new investment advisory agreement provides for the same fees, duties, and standards of care.

     Following the reorganization, Mellon Equity Associates ("Mellon") and Delaware Management Co. ("Delaware") will continue to serve as sub-advisers to the Value Fund and Small Cap Fund, respectively, pursuant to new sub-advisory agreements with the ABN AMRO Advisor. The ABN AMRO Advisor will continue to pay sub-advisory fees to Mellon and Delaware. The new sub-advisory agreements between the ABN AMRO Advisor and Mellon and Delaware with respect to the Alleghany Value Fund and Alleghany Small Cap Fund, respectively, are substantially identical to the current sub-advisory agreements. Significantly, the new sub-advisory agreements provide for the same fees, duties and standards of care.

COMPARISON OF FEES

     The following comparative fee tables show the fees for each ABN AMRO Fund and its corresponding Alleghany Fund as of May 31, 2001. The pro forma tables show the Alleghany Fund's fees assuming that the Reorganization is approved.

                              ABN AMRO VALUE FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                              TOTAL                         NET
                                                  DISTRIBUTION               ANNUAL        WAIVERS        ANNUAL
                                     MANAGEMENT     (12B-1)       OTHER     OPERATING       AND/OR       OPERATING
FUND                                    FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
----                                 ----------   ------------   --------   ---------   --------------   ---------
ABN AMRO VALUE FUND
  (Common Shares)..................    0.80%         0.00%        0.25%       1.05%          0.00%         1.05%
ABN AMRO VALUE FUND
  (Investor Shares)................    0.80%         0.25%        0.50%       1.55%          0.00%         1.55%
PRO FORMA -- ABN AMRO VALUE FUND
  (Class N Shares).................    0.80%         0.25%        0.14%       1.19%        (0.14)%         1.05%(1)

---------------

(1) The Agreement and Plan of Reorganization provides that the ABN AMRO Value Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
ABN AMRO VALUE FUND
  (Common Shares)...................................   $107     $334      $579      $1,283
ABN AMRO VALUE FUND
  (Investor Shares).................................   $158     $490      $845      $1,845
PRO FORMA -- ABN AMRO VALUE FUND
  (Class N Shares)(1)...............................   $107     $349      $627      $1,418

---------------

(1) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                              ABN AMRO GROWTH FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                       TOTAL                           NET
                                           DISTRIBUTION               ANNUAL        WAIVERS          ANNUAL
                              MANAGEMENT     (12B-1)       OTHER     OPERATING       AND/OR         OPERATING
FUND                             FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS     EXPENSES
----                          ----------   ------------   --------   ---------   --------------     ---------
ABN AMRO GROWTH FUND (Common
  Shares)...................    0.80%         0.00%        0.22%       1.02%          0.00%           1.02%
ABN AMRO GROWTH FUND
  (Investor Shares).........    0.80%         0.25%        0.47%       1.52%          0.00%           1.52%
PRO FORMA -- ABN AMRO GROWTH
  FUND (Class N Shares).....    0.80%         0.25%        0.12%       1.17%         (0.15)%          1.02%(1)

---------------

(1) The Agreement and Plan of Reorganization provides that the ABN AMRO Growth Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
ABN AMRO GROWTH FUND (Common Shares)................   $104     $325      $563      $1,248
ABN AMRO GROWTH FUND (Investor Shares)..............   $155     $480      $829      $1,813
PRO FORMA -- ABN AMRO GROWTH FUND (Class N
  Shares)(1)........................................   $104     $341      $614      $1,393

---------------

(1) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                            ABN AMRO SMALL CAP FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                       TOTAL                           NET
                                           DISTRIBUTION               ANNUAL        WAIVERS          ANNUAL
                              MANAGEMENT     (12B-1)       OTHER     OPERATING       AND/OR         OPERATING
FUND                             FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS     EXPENSES
----                          ----------   ------------   --------   ---------   --------------     ---------
ABN AMRO SMALL CAP FUND
  (Common Shares)...........    0.80%         0.00%        0.33%       1.13%          0.00%           1.13%
ABN AMRO SMALL CAP FUND
  (Investor Shares).........    0.80%         0.25%        0.58%       1.63%          0.00%           1.63%
PRO FORMA -- ABN AMRO SMALL
  CAP FUND (Class N
  Shares)...................    0.80%         0.25%        0.20%       1.25%         (0.12)%          1.13%(1)

---------------

(1) The Agreement and Plan of Reorganization provides that the ABN AMRO Small Cap Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
ABN AMRO SMALL CAP FUND
  (Common Shares)...................................   $115     $359      $622      $1,375
ABN AMRO SMALL CAP FUND
  (Investor Shares).................................   $166     $514      $887      $1,933
PRO FORMA -- ABN AMRO SMALL CAP FUND
  (Class N Shares)(1)...............................   $115     $372      $663      $1,490

---------------

(1) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                           ABN AMRO REAL ESTATE FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                            TOTAL                         NET
                                                DISTRIBUTION               ANNUAL        WAIVERS        ANNUAL
                                   MANAGEMENT     (12B-1)       OTHER     OPERATING       AND/OR       OPERATING
FUND                                  FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
----                               ----------   ------------   --------   ---------   --------------   ---------
ABN AMRO REAL ESTATE FUND
  (Common Shares)................    1.00%         0.00%        0.60%       1.60%        (0.30)%(1)      1.30%
ABN AMRO REAL ESTATE FUND
  (Investor Shares)..............    1.00%         0.25%        0.85%       2.10%        (0.30)%(1)      1.80%
PRO FORMA -- ABN AMRO REAL ESTATE
  FUND (Class N Shares)..........    1.00%         0.25%        0.50%       1.75%        (0.45)%         1.30%(2)

---------------

(1) The ABN AMRO Advisor has agreed to contractually waive its fees through April 2002 in an amount to limit advisory fees to 0.70% of the Fund's net assets.

(2) The Agreement and Plan of Reorganization provides that the ABN AMRO Real Estate Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                 ------   -------   -------   --------
ABN AMRO REAL ESTATE FUND
  (Common Shares)(1)...............................   $132     $476     $  843     $1,875
ABN AMRO REAL ESTATE FUND
  (Investor Shares)(1).............................   $183     $629     $1,101     $2,407
PRO FORMA -- ABN AMRO REAL ESTATE FUND
  (Class N Shares)(2)..............................   $132     $461     $  862     $1,986

---------------

(1) Based on Net Annual Operating Expenses for the first year.

(2) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                           ABN AMRO ASIAN TIGERS FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                              TOTAL                         NET
                                                  DISTRIBUTION               ANNUAL        WAIVERS        ANNUAL
                                     MANAGEMENT     (12B-1)       OTHER     OPERATING       AND/OR       OPERATING
FUND                                    FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
----                                 ----------   ------------   --------   ---------   --------------   ---------
ABN AMRO ASIAN TIGERS FUND
  (Common Shares)..................    1.00%          0.00%       1.11%       2.11%          0.00%         2.11%
ABN AMRO ASIAN TIGERS FUND
  (Investor Shares)................    1.00%          0.25%       1.36%       2.61%          0.00%         2.61%
PRO FORMA -- ABN AMRO ASIAN TIGERS
  FUND
  (Class N Shares).................    1.00%          0.25%       0.89%       2.14%         (0.03)%        2.11%(1)

---------------

(1) The Agreement and Plan of Reorganization provides that the ABN AMRO Asian Tigers Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                 ------   -------   -------   --------
ABN AMRO ASIAN TIGERS FUND
  (Common Shares)..................................   $214     $661     $1,134     $2,441
ABN AMRO ASIAN TIGERS FUND
  (Investor Shares)................................   $264     $811     $1,385     $2,944
Pro Forma -- ABN AMRO ASIAN TIGERS FUND
  (Class N Shares)(1)..............................   $214     $664     $1,144     $2,468

---------------

(1) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                       ABN AMRO INTERNATIONAL EQUITY FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                              TOTAL                         NET
                                                  DISTRIBUTION               ANNUAL        WAIVERS        ANNUAL
                                     MANAGEMENT     (12B-1)       OTHER     OPERATING       AND/OR       OPERATING
FUND                                    FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
----                                 ----------   ------------   --------   ---------   --------------   ---------
ABN AMRO INTERNATIONAL EQUITY FUND
  (Common Shares)..................    1.00%          0.00%       0.34%       1.34%          0.00%         1.34%
ABN AMRO INTERNATIONAL EQUITY FUND
  (Investor Shares)................    1.00%          0.25%       0.59%       1.84%          0.00%         1.84%
PRO FORMA -- ABN AMRO INTERNATIONAL
  EQUITY FUND (Class N Shares).....    1.00%          0.25%       0.23%       1.48%         (0.14)%        1.34%(1)

---------------

(1) The Agreement and Plan of Reorganization provides that the ABN AMRO International Equity Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
ABN AMRO INTERNATIONAL EQUITY FUND (Common
  Shares)...........................................   $136     $425      $734      $1,613
ABN AMRO INTERNATIONAL EQUITY FUND (Investor
  Shares)...........................................   $187     $579      $995      $2,159
Pro Forma -- ABN AMRO INTERNATIONAL EQUITY FUND
  (Class N Shares)(1)...............................   $136     $440      $781      $1,744

---------------

(1) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                       ABN AMRO EUROPE EQUITY GROWTH FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                              TOTAL                         NET
                                                  DISTRIBUTION               ANNUAL        WAIVERS        ANNUAL
                                     MANAGEMENT     (12B-1)       OTHER     OPERATING       AND/OR       OPERATING
FUND                                    FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
----                                 ----------   ------------   --------   ---------   --------------   ---------
ABN AMRO EUROPE EQUITY GROWTH FUND
  (Common Shares)..................    1.00%          0.00%       0.82%       1.82%           0.00%        1.82%
PRO FORMA -- ABN AMRO EUROPE EQUITY
  GROWTH FUND (Class N Shares).....    1.00%          0.25%       0.71%       1.96%          (0.14)%       1.82%(1)

---------------

(1) The Agreement and Plan of Reorganization provides that the ABN AMRO Europe Equity Growth Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                 ------   -------   -------   --------
ABN AMRO EUROPE EQUITY GROWTH FUND (Common
  Shares)..........................................   $185     $573     $  985     $2,137
PRO FORMA -- ABN AMRO EUROPE EQUITY GROWTH FUND
  (Class N Shares)(1)..............................   $185     $588     $1,031     $2,262

---------------

(1) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                       ABN AMRO LATIN AMERICA EQUITY FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                        TOTAL                           NET
                                           DISTRIBUTION                 ANNUAL         WAIVERS         ANNUAL
                              MANAGEMENT     (12B-1)       OTHER      OPERATING         AND/OR       OPERATING
FUND                             FEES          FEES       EXPENSES     EXPENSES     REIMBURSEMENTS    EXPENSES
----                          ----------   ------------   --------   ------------   --------------   ----------
ABN AMRO LATIN AMERICA
  EQUITY FUND (Common
  Shares)...................    1.00%         0.00%        1.08%        2.08%            0.00%          2.08%
PRO FORMA -- ABN AMRO LATIN
  AMERICA EQUITY FUND (Class
  N Shares).................    1.00%         0.25%        0.93%        2.18%           (0.10)%         2.08%(1)

---------------

(1) The Agreement and Plan of Reorganization provides that the ABN AMRO Latin America Equity Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                 ------   -------   -------   --------
ABN AMRO LATIN AMERICA EQUITY FUND (Common
  Shares)..........................................   $211     $652     $1,119     $2,410
PRO FORMA -- ABN AMRO LATIN AMERICA EQUITY FUND
  (Class N Shares)(1)..............................   $211     $662     $1,151     $2,497

---------------

    (1) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                     ABN AMRO GOVERNMENT MONEY MARKET FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                         TOTAL                         NET
                                             DISTRIBUTION               ANNUAL                       ANNUAL
                                MANAGEMENT     (12B-1)       OTHER     OPERATING   WAIVERS AND/OR   OPERATING
FUND                               FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
----                            ----------   ------------   --------   ---------   --------------   ---------
ABN AMRO GOVERNMENT MONEY
  MARKET FUND (Common
  Shares).....................    0.20%         0.00%        0.19%       0.39%         (0.08)%(1)     0.31%
ABN AMRO GOVERNMENT MONEY
  MARKET FUND (Investor
  Shares).....................    0.20%         0.25%        0.44%       0.89%         (0.08)%(1)     0.81%
PRO FORMA -- ABN AMRO
  GOVERNMENT MONEY MARKET FUND
  (Class I Shares)............    0.20%         0.00%        0.09%       0.29%          0.00%         0.29%(2)
PRO FORMA -- ABN AMRO
  GOVERNMENT MONEY MARKET FUND
  (Class S Shares)............    0.20%         0.25%        0.35%       0.80%         (0.17)%        0.63%(2)

---------------

(1) The ABN AMRO Fund Services, Inc. ("AAFS") has contractually agreed to waive its fees through April 2002 in amounts necessary to limit administration fees to 0.07%. ABN AMRO Distribution Services (USA) Inc. (the "Distributor") has voluntarily agreed to waive the Investor Shares 0.25% shareholder servicing fee (included in Other Expenses). With this voluntary waiver, Net Annual Operating Expenses for Investor Shares are 0.56%. Voluntary waivers may be discontinued at any time.

(2) The Agreement and Plan of Reorganization provides that the ABN AMRO Government Money Market Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
ABN AMRO GOVERNMENT MONEY MARKET FUND (Common
  Shares)(1)........................................   $32      $117      $211      $  485
ABN AMRO GOVERNMENT MONEY MARKET FUND (Investor
  Shares)(1)........................................   $83      $276      $485      $1,089
PRO FORMA -- ABN AMRO GOVERNMENT MONEY MARKET FUND
  (Class I Shares)(2)...............................   $30      $ 93      $163      $  368
PRO FORMA -- ABN AMRO GOVERNMENT MONEY MARKET FUND
  (Class S Shares)(2)...............................   $64      $221      $410      $  957

---------------

(1) Based on Net Annual Operating Expenses for the first year.

(2) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                     ABN AMRO TAX-EXEMPT MONEY MARKET FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                         TOTAL                         NET
                                             DISTRIBUTION               ANNUAL                       ANNUAL
                                MANAGEMENT     (12B-1)       OTHER     OPERATING   WAIVERS AND/OR   OPERATING
FUND                               FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
----                            ----------   ------------   --------   ---------   --------------   ---------
ABN AMRO TAX-EXEMPT MONEY
  MARKET FUND (Common
  Shares).....................    0.35%         0.00%        0.20%       0.55%          (0.23)%(1)    0.32%
ABN AMRO TAX-EXEMPT MONEY
  MARKET FUND (Investor
  Shares).....................    0.35%         0.25%        0.45%       1.05%          (0.23)%(1)    0.82%
PRO FORMA -- ABN AMRO
  TAX-EXEMPT MONEY MARKET FUND
  (Class I Shares)............    0.35%         0.00%        0.09%       0.44%          (0.12)%       0.32%(2)
PRO FORMA -- ABN AMRO
  TAX-EXEMPT MONEY MARKET FUND
  (Class S Shares)............    0.35%         0.25%        0.36%       0.96%          (0.39)%       0.57%(2)

---------------

(1) The ABN AMRO Advisor and AAFS have contractually agreed to waive their fees through April 2002 in amounts necessary to limit advisory and administration fees to 0.20% and 0.07%, respectively. The Distributor has voluntarily agreed to waive the Investor Shares 0.25% shareholder servicing fee (included in Other Expenses). With this voluntary waiver, Net Annual Operating Expenses for Investor Shares are 0.57%. Voluntary waivers may be discontinued at any time.

(2) The Agreement and Plan of Reorganization provides that the ABN AMRO Tax-Exempt Money Market Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
ABN AMRO TAX-EXEMPT MONEY MARKET FUND (Common
  Shares)(1)........................................   $33      $153      $284      $  667
ABN AMRO TAX-EXEMPT MONEY MARKET FUND (Investor
  Shares)(1)........................................   $84      $311      $557      $1,262
PRO FORMA -- ABN AMRO TAX-EXEMPT MONEY MARKET FUND
  (Class I Shares)(2)...............................   $33      $116      $222      $  531
PRO FORMA -- ABN AMRO TAX-EXEMPT MONEY MARKET FUND
  (Class S Shares)(2)...............................   $58      $226      $453      $1,105

---------------

(1) Based on Net Annual Operating Expenses for the first year.

(2) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                      ABN AMRO TREASURY MONEY MARKET FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                           TOTAL                         NET
                                               DISTRIBUTION               ANNUAL        WAIVERS        ANNUAL
                                  MANAGEMENT     (12B-1)       OTHER     OPERATING       AND/OR       OPERATING
FUND                                 FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
----                              ----------   ------------   --------   ---------   --------------   ---------
ABN AMRO TREASURY MONEY MARKET
  FUND (Common Shares)..........     0.35%         0.00%        0.22%      0.57%         (0.23)%(1)     0.34%
ABN AMRO TREASURY MONEY MARKET
  FUND (Investor Shares)........     0.35%         0.25%        0.47%      1.07%         (0.23)%(1)     0.84%
PRO FORMA -- ABN AMRO TREASURY
  MONEY MARKET FUND (Class I
  Shares).......................     0.35%         0.00%        0.12%      0.47%         (0.13)%        0.34%(2)
PRO FORMA -- ABN AMRO TREASURY
  MONEY MARKET FUND (Class S
  Shares).......................     0.35%         0.25%        0.39%      0.99%         (0.40)%        0.59%(2)

---------------

(1) The ABN AMRO Advisor and AAFS have agreed to contractually waive their fees through April 2002 in amounts necessary to limit advisory and administration fees to 0.20% and 0.07%, respectively. The Distributor has voluntarily agreed to waive the Investor Shares 0.25% shareholder servicing fee (included in Other Expenses). With this voluntary waiver, Net Annual Operating Expenses for Investor Shares are 0.59%. Voluntary waivers may be discontinued at any time.

(2) The Agreement and Plan of Reorganization provides that the ABN AMRO Treasury Money Market Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
ABN AMRO TREASURY MONEY MARKET FUND
  (Common Shares)(1)................................   $35      $159      $295      $  692
ABN AMRO TREASURY MONEY MARKET FUND
  (Investor Shares)(1)..............................   $86      $317      $568      $1,285
PRO FORMA -- ABN AMRO TREASURY MONEY MARKET FUND
  (Class I Shares)(2)...............................   $35      $124      $236      $  566
PRO FORMA -- ABN AMRO TREASURY MONEY MARKET FUND
  (Class S Shares)(2)...............................   $60      $233      $467      $1,138

---------------

(1) Based on Net Annual Operating Expenses for the first year.

(2) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                           ABN AMRO MONEY MARKET FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                              TOTAL                         NET
                                                  DISTRIBUTION               ANNUAL        WAIVERS        ANNUAL
                                     MANAGEMENT     (12B-1)       OTHER     OPERATING       AND/OR       OPERATING
FUND                                    FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
----                                 ----------   ------------   --------   ---------   --------------   ---------
ABN AMRO MONEY MARKET FUND (Common
  Shares)..........................    0.35%         0.00%        0.23%       0.58%        (0.23)%(1)      0.35%
ABN AMRO MONEY MARKET FUND
  (Investor Shares)................    0.35%         0.25%        0.48%       1.08%        (0.23)%(1)      0.85%
PRO FORMA -- ABN AMRO MONEY MARKET
  FUND
  (Class I Shares).................    0.35%         0.00%        0.13%       0.48%        (0.13)%         0.35%(2)
PRO FORMA -- ABN AMRO MONEY MARKET
  FUND
  (Class S Shares).................    0.35%         0.25%        0.40%       1.00%        (0.29)%         0.71%(2)

---------------

(1) The ABN AMRO Advisor and AAFS have agreed to contractually waive their fees through April 2002 in amounts necessary to limit advisory and administration fees to 0.20% and 0.07%, respectively. The Distributor has voluntarily agreed to waive the Investor Shares 0.25% shareholder servicing fee (included in Other Expenses). With this voluntary waiver, Net Annual Operating Expenses for Investor Shares are 0.60%. Voluntary waivers may be discontinued at any time.

(2) The Agreement and Plan of Reorganization provides that the ABN AMRO Money Market Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
ABN AMRO MONEY MARKET FUND
  (Common Shares)(1)................................   $36      $163      $301      $  704
ABN AMRO MONEY MARKET FUND
  (Investor Shares)(1)..............................   $87      $321      $573      $1,296
PRO FORMA -- ABN AMRO MONEY MARKET FUND (Class I
  Shares)(2)........................................   $36      $127      $242      $  578
PRO FORMA -- ABN AMRO MONEY MARKET FUND (Class S
  Shares)(2)........................................   $73      $259      $494      $1,170

---------------

(1) Based on Net Annual Operating Expenses for the first year.

(2) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                            TOTAL                         NET
                                               DISTRIBUTION                ANNUAL        WAIVERS        ANNUAL
                                  MANAGEMENT     (12B-1)        OTHER     OPERATING       AND/OR       OPERATING
FUND                                 FEES          FEES       EXPENSES    EXPENSES    REIMBURSEMENTS   EXPENSES
----                              ----------   ------------   ---------   ---------   --------------   ---------
ABN AMRO INSTITUTIONAL PRIME
  MONEY MARKET FUND
  (Institutional Shares)........    0.10%         0.00%         0.08%       0.18%          0.00%         0.18%
ABN AMRO INSTITUTIONAL PRIME
  MONEY MARKET FUND
  (Institutional Service
  Shares).......................    0.10%         0.00%         0.33%       0.43%          0.00%         0.43%
PRO FORMA -- ABN AMRO
  INSTITUTIONAL PRIME MONEY
  MARKET FUND
  (Class Y Shares)..............    0.10%         0.00%         0.08%       0.18%          0.00%         0.18%(1)
PRO FORMA -- ABN AMRO
  INSTITUTIONAL PRIME MONEY
  MARKET FUND
  (Class YS Shares).............    0.10%         0.00%         0.34%       0.44%         (0.01)%        0.43%(1)

---------------

(1) The Agreement and Plan of Reorganization provides that the ABN AMRO Institutional Prime Money Market Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for four full calendar quarters following the Reorganization and will not exceed 0.20% of the average net assets attributable to Class Y Shares and 0.45% of the average net assets attributable to Class YS Shares for the following four quarters. The above expense information, including Pro Forma Net Annual Operating Expenses, is calculated as of May 31, 2001. The expense limit for the first four quarters following the Reorganization, therefore, may be higher or lower than Pro Forma Net Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's Annual Operating Expenses remain the same, and reflects any contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
  (Institutional Shares)............................   $18      $ 58      $101       $230
ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
  (Institutional Service Shares)....................   $44      $138      $241       $542
PRO FORMA -- ABN AMRO INSTITUTIONAL PRIME MONEY
  MARKET FUND
  (Class Y Shares)(1)...............................   $18      $ 58      $101       $230
PRO FORMA -- ABN AMRO INSTITUTIONAL PRIME MONEY
  MARKET FUND
  (Class YS Shares)(1)..............................   $44      $139      $244       $553

---------------

(1) Based on Pro Forma Net Annual Operating Expenses for the first two years.

COMPARISON OF THE ABN AMRO FUNDS AND THE ALLEGHANY FUNDS

     The Alleghany Funds have investment policies and strategies that are substantially the same as, if not identical to, those of their corresponding ABN AMRO Funds. However, the investment objectives of certain ABN AMRO Funds differ slightly from their corresponding Alleghany Funds, as set forth below. The ABN AMRO Advisor does not expect these differences to have a material impact on the manner in which the Fund's assets are managed. For all other ABN AMRO Funds, the investment objectives of the corresponding Alleghany Funds are identical.

                               CURRENT INVESTMENT OBJECTIVE OF            INVESTMENT OBJECTIVE OF
FUND                                    ABN AMRO FUND                   CORRESPONDING ALLEGHANY FUND
----                           -------------------------------          ----------------------------
Value Fund.................  High level of total return through    Total return through long-term capital
                             long-term capital appreciation and    appreciation and current income
                             current income
Growth Fund................  High level of total return primarily  Total return primarily through capital
                             through capital appreciation          appreciation
Small Cap Fund.............  High level of total return primarily  Long-term capital appreciation through capital appreciation
Real Estate Fund...........  High level of total return, a         Total return through a combination of
                             combination of growth and income      growth and income
Asian Tigers Fund..........  Capital appreciation                  Long-term capital appreciation
Europe Equity Growth
  Fund.....................  High level of total return through    Long-term capital appreciation
                             capital appreciation

     The ABN AMRO Trust and the Alleghany Trust were both organized as business trusts, but they were organized in different states. The ABN AMRO Trust was organized under Massachusetts law whereas the Alleghany Trust was organized under Delaware law. Delaware law contains favorable limitations on shareholder and trustee liability, and provides for indemnification out of trust property for any shareholder or trustee that may be held personally liable for the obligations of the trust. Massachusetts law does not include an express provision relating to the limitation of liability of the shareholders of a business trust. Therefore, the shareholders of a Massachusetts business trust could potentially be liable for obligations of the trust. The ABN AMRO Trust's Declaration of Trust, however, contains an express provision stating that the shareholders are not personally liable in connection with Trust property or the acts, obligations or affairs of the ABN AMRO Trust. Massachusetts law does not include an express provision limiting the liability of the trustees of a Massachusetts business trust. The trustees of a Massachusetts business trust therefore could potentially be held personally liable for the obligations of the trust. The ABN AMRO Trust's Declaration of Trust, however, contains an express provision limiting the liability of the ABN AMRO Trust's trustees and provides for indemnification of the trustees under certain circumstances.

     The ABN AMRO Funds and the Alleghany Funds have the same investment adviser, sub-advisers, distributor, sub-administrator, transfer agent, custodian and auditor, but different administrators. Please see "General Information About Service Providers" for more information. The ABN AMRO Trust and the Alleghany Trust have different board members, with three exceptions. Before the Reorganization, three current Trustees of the ABN AMRO Trust, one of which is an "interested person" of the ABN AMRO Trust and the Alleghany Trust, will become trustees of the Alleghany Trust.

INVESTMENT ADVISORY INFORMATION

     The ABN AMRO Advisor, 208 South LaSalle Street, Chicago, Illinois 60604, serves as the investment adviser for the ABN AMRO Funds under an advisory agreement (the "Advisory Agreement") with the ABN AMRO Trust. Under the Advisory Agreement, the ABN AMRO Advisor reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Board. As of March 31, 2001, the ABN AMRO Advisor had approximately $9.9 billion in assets under management.

     The ABN AMRO Advisor is an indirect, wholly-owned subsidiary of ABN AMRO North America Holding Company. ABN AMRO North America Holding Company is an indirect, wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company, Gustav Mahlerlaan 10, 1082PP Amsterdam, The Netherlands. The ABN AMRO Advisor was organized in March 1991 under the laws of the State of Delaware and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The ABN AMRO Advisor manages assets for individuals and institutions, including corporations, unions, governments, insurance companies, charitable organizations and investment companies.

     Mellon, 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258, serves as sub-adviser to the Value Fund pursuant to a sub-advisory agreement ("Mellon Sub-Advisory Agreement") with the ABN AMRO Advisor. Mellon is a limited liability partnership organized under the laws of the Commonwealth of Pennsylvania and is registered with the SEC under the Advisers Act. It currently provides a full range of investment advisory services to both investment companies and institutional clients. Mellon Bank, N.A., a national banking association, is the 99% limited partner, and MMIP, Inc., a Delaware corporation, is the 1% general partner of Mellon. Mellon Bank, N.A. owns 100% of MMIP, Inc. Under the Mellon Sub-Advisory Agreement, Mellon manages the Value Fund and selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board and the ABN AMRO Advisor. Mellon receives a fee from the ABN AMRO Advisor for its services. As of April 30, 2001, Mellon had approximately $28 billion under management.

     Delaware, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as sub-adviser to the Small Cap Fund pursuant to a sub-advisory agreement ("Delaware Sub-Advisory Agreement") with the ABN AMRO Advisor. Delaware is a separate series of Delaware Management Business Trust ("DMBT"), a Delaware business trust organized under the laws of the State of Delaware, and is registered with the SEC under the Advisers Act. DMBT provides a full range of investment advisory services through Delaware Management Company and Delaware Investment Advisors ("DIA"), another series of DMBT. Delaware provides investment management services to other registered investment companies. DIA provides investment advisory services to large taxable and tax-exempt institutional accounts. DMBT is an indirect, wholly-owned subsidiary of Lincoln National Corporation, which is also known as Lincoln Financial Group. Under the Delaware Sub-Advisory Agreement, Delaware manages the Small Cap Fund, selects investments and places all orders for purchases and sales of the Small Cap Fund's securities, subject to the general supervision of the Board and the ABN AMRO Advisor. Delaware receives a fee from the ABN AMRO Advisor for its services. As of April 30, 2001, Delaware and its investment management affiliates had approximately $76 billion in assets under management in mutual funds, closed-end funds and institutional accounts.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR
                               PROPOSALS 1 AND 2.

     Shareholder Approval. Approval of a proposal for an ABN AMRO Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of: (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

     Proposals 1 and 2 are related and neither Proposal will be implemented with respect to a Fund unless both Proposals are approved by shareholders of such Fund. If shareholders of a Fund do not approve both Proposals, the Board of Trustees of the ABN AMRO Trust may take any additional action it deems appropriate with respect to the Fund, including soliciting shareholder approval again or terminating the Fund. The Proposals will be voted on separately by shareholders of each ABN AMRO Fund. The consummation of the Proposals with respect to a Fund is not conditioned on the approval of the Proposals by any other Fund.

     Approval of the Reorganization will constitute the requisite shareholder approval of the investment advisory agreement between the Alleghany Trust, on behalf of the Alleghany Funds, and the ABN AMRO Advisor. For shareholders of the Value Fund and the Small Cap Fund, approval of the Reorganization also will constitute approval of the sub-advisory agreements between the ABN AMRO Advisor and Delaware and Mellon, respectively.

     Before the Reorganization, the officers will cause each ABN AMRO Fund, as the sole shareholder of the corresponding Alleghany Fund, to vote its shares for approval of the Rule 12b-1 distribution plan for Class N and Class S Shares of the appropriate Alleghany Funds, the new investment advisory agreement between the Alleghany Trust and the ABN AMRO Advisor, the new sub-advisory agreement for the Value Fund between the ABN AMRO Advisor and Mellon, the new sub-advisory agreement for the Small Cap Fund between the ABN AMRO Advisor and Delaware, and any other matters appropriate to effectuate the Reorganization. These actions will enable the Alleghany Funds to satisfy the requirements of the 1940 Act without involving the time and expense of holding another shareholder meeting.

     The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the Reorganization. You may vote "FOR" or "AGAINST" the approval of the Reorganization, or may "ABSTAIN" from voting on the Reorganization. If you give no voting instructions, your shares will be voted "FOR" the approval of the Reorganization.

GENERAL INFORMATION ABOUT SERVICE PROVIDERS.

     The Distributor. ABN AMRO Distribution Services (USA) Inc. (the "Distributor"), 4400 Computer Drive, Westborough, Massachusetts 01581, currently serves as the ABN AMRO Funds' distributor pursuant to a Distribution Agreement with the ABN AMRO Trust and the Distributor. The Distributor will serve as the distributor for the Alleghany Funds.

     The Administrator. ABN AMRO Fund Services, Inc. ("AAFS"), 208 South LaSalle Street, Chicago, Illinois, 60604, provides the ABN AMRO Funds with administrative services. Alleghany Investment Services, Inc. ("AIS"), 171 North Clark Street, Chicago, Illinois, 60601, however will serve as administrator for the Alleghany Funds. In connection with the Reorganization, AIS expects to change its name to ABN AMRO Investment Services, Inc. AAFS and AIS are affiliates of the ABN AMRO Advisor and all are under common control of ABN AMRO Holding N.V., a Netherlands company.

     The Sub-Administrator. PFPC, located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as sub-administrator pursuant to a Sub-Administration Agreement with the Administrator. PFPC will continue to serve in this capacity following the Reorganization.

     The Transfer Agent. PFPC currently serves as the ABN AMRO Funds' transfer agent pursuant to a transfer agency agreement with the ABN AMRO Trust. PFPC will serve as transfer agent for the Alleghany Funds.

     The Custodian. The Chase Manhattan Bank (the "Custodian"), 270 Park Avenue, New York, New York, 10017, currently serves as the ABN AMRO Funds' custodian pursuant to a custodian agreement with the ABN AMRO Trust. The Custodian will serve as custodian for the Alleghany Funds.

     The Auditors. Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois, 60606 currently serves as the ABN AMRO Funds' independent auditor and will serve as independent auditor for the Alleghany Funds.

     5% Shareholders. As of the Record Date, the persons listed on Exhibit C attached hereto were the only persons who were record owners or, to the knowledge of the ABN AMRO Trust, beneficial owners of more than 5% of any class of shares of an ABN AMRO Fund. The ABN AMRO Trust believes that most of these shares were held in accounts for the fiduciary, agency or custodial customers of the persons listed in Exhibit C attached hereto. As of the Record Date, the Trustees and officers of the ABN AMRO Trust, as a group, did not own beneficially 1% or more of any ABN AMRO Fund or any share class thereof.

     Quorum and Voting. A majority of the shares of a Fund entitled to vote, present in person or by proxy, constitutes a quorum. Shareholders of the ABN AMRO Funds are entitled to one vote for each full share held and fractional votes for fractional shares. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the ABN AMRO Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. Abstentions and "broker non-votes" will be counted as shares present for purposes of determining whether a quorum is present. Because abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, they will therefore have the effect of counting against a proposal.

     Adjournment. In the event that sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposals. Any such adjournment requires the affirmative vote of a majority of the votes cast in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. The costs of any additional solicitation and of any adjourned session will be borne by the ABN AMRO Advisor and/or its affiliates. Any adjournments will be held at the offices of PFPC, 101 Federal Street, Boston, Massachusetts 02110.

     Shareholder Meeting Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the ABN AMRO Advisor and/or its affiliates. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the ABN AMRO Trust, the Alleghany Trust, the ABN AMRO Advisor and/or their affiliates or service providers at an estimated cost of approximately $50,000.

     Annual Reports. A copy of the ABN AMRO Trust's annual report for the fiscal year ended December 31, 2000, and the most recent Semi-Annual Report succeeding such Annual Report, if any, is available without charge upon request by writing to ABN AMRO Funds, c/o PFPC, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 or by calling 1-800-443-4725.

     Shareholder Proposals. Under Massachusetts law, the ABN AMRO Trust is not required to hold annual shareholder meetings, but it will hold special meetings as required or deemed desirable, or upon request by holders of 10% of the shares. Since the ABN AMRO Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Even without routine annual meetings, the Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Declaration of Trust or By-Laws of the ABN AMRO Trust. In compliance with the 1940 Act, shareholder meetings will be held under certain circumstances. The ABN AMRO Trust also may hold shareholder meetings for other purposes, including for approving changes to certain investment policies or other matters requiring shareholder action under the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Assistant Secretary of the ABN AMRO Trust, c/o PFPC, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.

     Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

         PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

           EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this      day of             , 2001, by and between Alleghany Funds, a Delaware
business trust, with its principal place of business at 171 North Clark Street, Chicago, Illinois 60601 (the "Trust"), with respect to its ABN AMRO Money Market Fund, ABN AMRO Government Money Market Fund, ABN AMRO Treasury Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, ABN AMRO Value Fund, ABN AMRO Growth Fund, ABN AMRO Small Cap Fund, ABN AMRO Real Estate Fund, ABN AMRO International Equity Fund, ABN AMRO Europe Equity Growth Fund, ABN AMRO Asian Tigers Fund, ABN AMRO Latin America Equity Fund, ABN AMRO Institutional Prime Money Market Fund, and Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund and Alleghany/Chicago Trust Municipal Bond Fund (each an "Existing Acquiring Fund"), each a separate series of the Trust (each an "Acquiring Fund" and, together, the "Acquiring Funds"), and the ABN AMRO Funds, a Massachusetts business trust, with its principal place of business at 4400 Computer Drive, Westborough, Massachusetts 01581 ("ABN AMRO Funds"), with respect to its Money Market Fund, Government Money Market Fund, Treasury Money Market Fund, Tax-Exempt Money Market Fund, Value Fund, Growth Fund, Small Cap Fund, Real Estate Fund, International Equity Fund, Europe Equity Growth Fund, Asian Tigers Fund, Latin America Equity Fund, Institutional Prime Money Market Fund, Balanced Fund, Fixed Income Fund and Tax-Exempt Fixed Income Fund, each a separate series of ABN AMRO Funds (each a "Selling Fund" and, together the "Selling Funds" and, collectively with the Acquiring Funds, the "Funds").

     This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (i) the transfer of all of the assets of each Selling Fund in exchange for, as applicable, Class N Shares, Class I Shares, Class S Shares, Class Y Shares or Class YS Shares of beneficial interest, no par value per share, of its corresponding Acquiring Fund ("Acquiring Fund Shares") as set forth on Schedule A attached hereto; (ii) the assumption by each Acquiring Fund of the identified liabilities of each Selling Fund; and (iii) the distribution, after the Closing Dates hereinafter referred to, of the Acquiring Fund Shares to the shareholders of each Selling Fund and the liquidation of each Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, each Acquiring Fund and each Selling Fund is a separate series of the Trust and ABN AMRO Funds, respectively, and the Trust and ABN AMRO Funds are open-end, registered management investment companies and each Selling Fund owns securities that generally are assets of the character in which its corresponding Acquiring Fund is permitted to invest;

     WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

     WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to each Acquiring Fund, is in the best interests of each Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Trustees of the ABN AMRO Funds have determined that the Reorganization, with respect to each Selling Fund, is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

       TRANSFER OF ASSETS OF THE SELLING FUNDS IN EXCHANGE FOR ACQUIRING
  FUND SHARES AND THE ASSUMPTION OF SELLING FUNDS' LIABILITIES AND LIQUIDATION
                              OF THE SELLING FUNDS

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets and stated liabilities, as set forth in paragraph 1.2, to its corresponding Acquiring Fund. In exchange, each Acquiring Fund agrees: (i) to deliver to its corresponding Selling Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of each class of the Selling Fund by (b) the ratio computed by dividing (x) the net asset value per share of each such class of the Selling Fund by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the Closing Dates provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of each Selling Fund to be acquired by its corresponding Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of such Selling Fund on its respective Closing Date.

     Each Selling Fund has provided its corresponding Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date of such statements. Each Selling Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

     Each Selling Fund will, within a reasonable period of time before its respective Closing Date, furnish each Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. Each Acquiring Fund will, within a reasonable time before its respective Closing Date, furnish its corresponding Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. A Selling Fund, if requested by its Acquiring Funds, will dispose of securities on the Acquiring Fund's list before its respective Closing Date. In addition, if it is determined that the portfolios of a Selling Fund and its Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of its respective Closing Date. Notwithstanding the foregoing, nothing herein will require a Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or adviser, such disposition would adversely affect the tax-free nature of the Reorganization or would violate their fiduciary duties to the Selling Fund's shareholders.

     1.3 LIABILITIES TO BE ASSUMED. Each Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before its respective Closing Date. Each Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of its corresponding Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. Each Acquiring Fund shall assume only those liabilities of its corresponding Selling Fund reflected in its Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

     1.4 Prior to each Closing Date, the Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of each respective Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after its Closing Date as is conveniently practicable (the "Liquidation Date"): (a) each Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Selling Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Selling Fund before the Effective Time with respect to Selling Fund shares that are held of record by a Selling Fund Shareholder at the Effective Time on its respective Closing Date.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund's transfer agent. Shares of each Acquiring Fund will be issued simultaneously to its corresponding Selling Fund, in an amount equal in value to the net asset value of each Selling Fund's shares, to be distributed to shareholders of each Selling Fund.

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of each Selling Fund is and shall remain the responsibility of the Selling Fund.

     1.9 TERMINATION. Each Selling Fund shall be terminated promptly following its respective Closing Date and the making of all distributions pursuant to paragraph 1.5.

     1.10 All books and records of each Selling Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after its respective Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following its respective Closing Date.

     1.11 Subject to the conditions set forth in this Agreement, the failure of one of the Selling Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other Selling Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "Acquiring Fund" and "Selling Fund" as meaning only those series of the Trust and ABN AMRO Funds, respectively, which are involved in the Reorganization as of the Closing Dates.

                                   ARTICLE II

                                   VALUATION

     2.1 VALUATION OF ASSETS. The value of a Selling Fund's assets to be acquired by its corresponding Acquiring Fund hereunder shall be the value of such assets on the business day immediately prior to each respective Closing Date (such time and date being hereinafter called a "Valuation Date"), using the valuation procedures set forth in the ABN AMRO Funds' Declaration of Trust and each Selling Fund's then current prospectuses and statements of additional information or such other valuation procedures as shall be mutually agreed upon by the parties. Each Acquiring Fund and Selling Fund agrees to use all commercially reasonable efforts to resolve any material differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of an Acquiring Fund and those determined in accordance with the pricing policies and procedures of its corresponding Selling Fund. Where a pricing difference results from a difference in pricing methodology, the parties will eliminate such difference by using the Acquiring Fund's methodology in valuing the Selling Funds' assets.

     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Trust's Trust Instrument and each Acquiring Fund's then current prospectuses and statements of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 SHARES TO BE ISSUED. The number of each Acquiring Fund's shares of each class to be issued (including fractional shares, if any) in exchange for its corresponding Selling Fund's assets, shall be determined by (a) multiplying the shares outstanding of each class of the Selling Fund by (b) the ratio computed by (x) dividing the net asset value per share of the Selling Fund of each of its classes by (y) the net asset value per share of the corresponding classes of the Acquiring Fund determined in accordance with paragraph 2.2 [(a) X
(b), where (b) = (x) / (y)]. Holders of Common Shares, Investor Shares, Institutional Shares and Institutional Service Shares of the Selling Funds will receive Class N Shares, Class I Shares, Class S Shares, Class Y Shares or Class YS Shares of the corresponding Acquiring Funds, as set forth on Schedule A attached hereto.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by PFPC, Inc.

                                  ARTICLE III

                           CLOSINGS AND CLOSING DATES

     3.1 CLOSING DATES. The closing (each a "Closing" and collectively, the "Closings") shall occur in two steps. There will be a separate closing on or about September 15, 2001 for the ABN AMRO Funds' Fixed Income Fund, Balanced Fund and Tax-Exempt Fixed Income Fund and a separate closing on or about September 22, 2001 for the ABN AMRO Funds' Money Market Fund, Government Money Market Fund, Treasury Money Market Fund, Tax-Exempt Money Market Fund, Value Fund, Growth Fund, Small Cap Fund, Real Estate Fund, International Equity Fund, Europe Equity Growth Fund, Asian Tigers Fund, Latin America Equity Fund, and Institutional Prime Money Market Fund or such other date(s) as the parties may agree to in writing (each a "Closing Date" and collectively, the "Closing Dates"). All acts taking place at the Closings shall be deemed to take place immediately prior to the Closing Dates unless otherwise provided. The Closings shall be held as of 8:00 a.m. Eastern time (the "Effective Time") at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN'S CERTIFICATE. The Chase Manhattan Bank, as custodian for each Selling Fund (the "Custodian"), shall deliver at the Closings a certificate of an authorized officer stating that: (a) each Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to its corresponding Acquiring Fund on the Closing Dates; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of an Acquiring Fund or a Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquiring Fund or a Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. PFPC, Inc., as transfer agent for each Selling Fund as of the Closing Dates, shall deliver at the Closings a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closings. Each Acquiring Fund shall issue and deliver or cause PFPC, Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Dates to the Secretary of ABN AMRO Funds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closings, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUNDS. Each Selling Fund represents and warrants to its corresponding Acquiring Fund as follows:

          (a) The Selling Fund is a legally designated, separate series of a voluntary association duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

          (b) ABN AMRO Funds is registered as an open-end management investment company under the 1940 Act, and ABN AMRO Funds' registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectuses and statements of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of ABN AMRO Funds' Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before its applicable Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (g) The financial statements of the Selling Fund are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Funds) fairly reflect the financial condition of the Selling Fund as of June 30, 2001 and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

          (h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) All issued and outstanding shares of the Selling Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, and has no outstanding securities convertible into any of the Selling Fund shares.

          (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrances, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of a Certificate of Merger or Consolidation pursuant to the laws of the State of Delaware, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (n) From the effective date of the Registration Statements (as defined in paragraph 5.7), through the time of the meeting of the Selling Fund Shareholders and on each Closing Date, any written information furnished by the ABN AMRO Funds with respect to the Selling Fund for use in the Proxy Materials (as defined paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (o) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

          (p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Massachusetts law for the execution of this Agreement by ABN AMRO Funds, for itself and on behalf of each Selling Fund, except for the effectiveness of the Registration Statements, the necessary exemptive relief requested from the Commission or its staff with respect to Sections 17(a) and 17(b) of the 1940 Act, and the filing of a Certificate of Merger or Consolidation pursuant to Delaware law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUNDS. Each Acquiring Fund represents and warrants to its corresponding Selling Fund as follows:

          (a) The Acquiring Fund is a separate series of the Trust and the Trust is a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectuses and statements of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

          (f) The financial statements of the Acquiring Fund are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Selling Funds) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2001, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

          (g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

          (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed by such date shall have been filed. All federal and other taxes shown due on such returns and reports shall have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

          (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (k) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

          (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (m) From the effective date of the Registration Statements (as defined in paragraph 5.7), through the time of the meeting of the Selling Fund Shareholders and on each Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (n) The Acquiring Fund intends to qualify as a RIC under the Code, and with respect to each Acquiring Fund that has conducted material investment operations before the Closing Date, the Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

          (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statements, the necessary exemptive relief requested from the Commission or its staff with respect to Sections 17(a) and 17(b) of the 1940 Act, and the filing of any articles, certificates or other documents that may be required under Delaware law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

          (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

             COVENANTS OF EACH ACQUIRING FUND AND EACH SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5 each Acquiring Fund and Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the respective Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions.

     5.2 APPROVAL OF SHAREHOLDERS. ABN AMRO Funds will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. Each Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. Each Selling Fund will assist its corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Acquiring Fund and its corresponding Selling Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the applicable Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, each Selling Fund shall furnish its corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by ABN AMRO Funds' Treasurer.

     5.7 PREPARATION OF REGISTRATION STATEMENTS AND SCHEDULE 14A PROXY STATEMENT. The Trust will prepare and file with the Commission registration statements on Form N-14 and on Form N-1A under the 1933 Act relating to the Acquiring Fund Shares (the "Registration Statements"). ABN AMRO Funds will prepare and file a proxy statement on Schedule 14A under the 1933 Act ("Proxy Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of each Existing Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statements and the Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statements and Proxy Statement (the "Proxy Materials"), as applicable, for inclusion therein, in connection with the meeting(s) of the Selling Funds' Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.8 INDEMNIFICATION OF TRUSTEES. The Trust will assume certain liabilities and obligations of the ABN AMRO Funds relating to any obligation of the ABN AMRO Funds to indemnify its current and former Trustees and officers, acting in their capacities as such, to the fullest extent permitted by law and the ABN AMRO Funds' Declaration of Trust, as in effect as of the date of this Agreement. Without limiting the foregoing, the Trust agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such, under the ABN AMRO Funds' Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Trust, its successors or assigns.

     5.9 The Trust shall take all action necessary so that at the Effective Time, Mr. Arnold Brookstone and Mr. Robert Feitler, who have been selected and nominated by the Trust's Nominating Committee to serve as independent trustees (who are trustees who are not interested persons as defined by the 1940 Act), shall become trustees of the Trust's Board of Trustees and shall serve in that capacity in accordance with the Trust's declaration of trust and bylaws. The Trust also shall take all action necessary so that at the Effective Time Messrs. Brookstone and Feitler shall become members of each committee of the Board of Trustees of the Trust that is then comprised of all independent trustees of the Trust. The Trust shall also take all action necessary so that at the Effective Time Mr. James Wynsma shall become a trustee of the Trust's Board of Trustees and shall serve in the capacity of interested trustee (who are trustees who are interested persons as defined by the 1940 Act).

     5.10 The Trust shall take all action necessary so that, immediately following the Effective Time, the Acquiring Funds' total operating expenses after waivers and reimbursements do not exceed the amounts set forth in Schedule B hereto for the periods set forth in such Schedule.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SELLING FUND

     The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by its corresponding Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the applicable Closing Date, and, in addition, subject to the following conditions:

     6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. Each Acquiring Fund shall have delivered to its corresponding Selling Fund a certificate executed in the Acquiring Fund's name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Vedder, Price, Kaufman & Kammholz, counsel to the Trust, dated as of such Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) Each Acquiring Fund is a legally designated, separate series of the Trust, and the Trust is a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware, which, to such counsel's knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b) The Trust is registered as an open-end management investment company under the 1940 Act, and, to such counsel's knowledge, the Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed, and delivered by the Trust on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the ABN AMRO Funds, is a valid and binding obligation of the Acquiring Funds enforceable against each Acquiring Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to each Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of an Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

          (e) The Registration Statements have been declared effective by the Commission and to such counsel's knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Funds of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

          (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which an Acquiring Fund is a party or by which an Acquiring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which an Acquiring Fund is a party or by which it is bound.

          (g) In the ordinary course of such counsel's representation of the Acquiring Funds, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to an Acquiring Fund) existing on or before the date(s) of mailing of the Proxy Materials or the Closing Date, which are required to be described in the Proxy Materials or to be filed as an exhibit thereto that are not described or filed as required.

          (h) In the ordinary course of such counsel's representation of the Acquiring Funds, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding or investigation of or before any court or governmental body that is presently pending or threatened as to an Acquiring Fund or any of its properties or assets. In the ordinary course of such counsel's representation of the Acquiring Funds, and without having made any investigation, to the knowledge of such counsel, the Acquiring Funds are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects the Acquiring Funds' business, other than as previously disclosed in the Proxy Materials.

     Such counsel shall also state that they have participated in conferences with officers and other representatives of each Acquiring Fund at which the contents of the Proxy Materials and related matters were discussed. Although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Materials, on the basis of the foregoing (relying as to materiality exclusively upon the opinions of the Trust's officers and other representatives of each Acquiring Fund) and without such counsel having made any investigations of the statements made in the Proxy Materials, no facts have come to its attention that lead it to believe that the Proxy Materials as of their dates, as of the date of each Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding an Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make such statements therein regarding an Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to each Selling Fund, contained in the Proxy Materials, and that such opinion is solely for the benefit of the ABN AMRO Funds and each Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Vedder, Price, Kaufman & Kammholz appropriate to render the opinions expressed therein.

     In this paragraph 6.2(h), references to the Proxy Materials include and relate to only the text of such Proxy Materials and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

     6.3 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the Rule 12b-1 plan of distribution, other fees payable for services provided to each Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Funds from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Materials.

     6.4 For the period beginning at the Closing Date and ending not less than six years thereafter, the Trust, its successor or assigns shall provide, or cause to be provided, liability coverage at least as comparable to the liability coverage currently applicable to both former and current Trustees and officers of ABN AMRO Funds, covering the actions of such Trustees and officers of ABN AMRO Funds for the period they served as such.

     6.5 As of each respective Closing Date, the Trust's fidelity bond for the Acquiring Funds shall meet all applicable requirements under the 1940 Act based on the level of the Acquiring Funds' assets immediately after the Effective Time.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

     The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by each corresponding Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement, on or before the applicable Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants, and warranties of a Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. Each Selling Fund shall have delivered to its corresponding Acquiring Funds on such Closing Date a certificate executed in the Selling Fund's name by ABN AMRO Funds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to its corresponding Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the ABN AMRO Funds.

     7.3 The Acquiring Fund shall have received on the applicable Closing Date an opinion of Morgan, Lewis & Bockius LLP, counsel to each Selling Fund, dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

          (a) Each Selling Fund is a legally designated, separate series of ABN AMRO Funds, and that ABN AMRO Funds is a voluntary association duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, which, to such counsel's knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b) The ABN AMRO Funds is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the ABN AMRO Funds on behalf of each Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of each Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration of not less than the net asset value of Selling Fund Shares has been paid, and assuming that such shares were issued in accordance with the terms of each Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable, and no shareholder of a Selling Fund has any preemptive rights with respect to the Selling Fund's shares.

          (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by a Selling Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

          (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of ABN AMRO Funds' Declaration of Trust (assuming shareholder approval has been obtained) or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which a Selling Fund is a party or by which a Selling Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

          (g) In the ordinary course of such counsel's representation of the Selling Funds, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (insofar as they relate to a Selling Fund) existing on or before the date of mailing of the Proxy Materials or the Closing Date, which are required to be described in the Proxy Materials or to be filed as an exhibit thereto that are not described or filed as required.

          (h) In the ordinary course of such counsel's representation of the Selling Funds, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding or investigation of or before any court or governmental body that is presently pending or threatened as to a Selling Fund or any of its respective properties or assets. In the ordinary course of such counsel's representation of the Selling Funds, and without having made any investigation, to the knowledge of such counsel, no Selling Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects the Selling Fund's business other than as previously disclosed in the Proxy Materials.

     Such counsel shall also state that it has participated in conferences with officers and other representatives of each Selling Fund at which the contents of the Proxy Materials and related matters were discussed. Although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Materials, on the basis of the foregoing (relying as to materiality exclusively upon the opinions of ABN AMRO Funds' officers and other representatives of each Selling
Fund) and without such counsel having made any investigations of the statements made in the Proxy Materials, no facts have come to its attention that lead it to believe that the Proxy Materials as of its date, as of the date of each Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding a Selling Fund or necessary, in the light of the circumstances under which they were made, to make such statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to each Acquiring Fund contained in the Proxy Materials, and that such opinion is solely for the benefit of the Trust and each Acquiring Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

     In this paragraph 7.3(h), references to the Proxy Materials include and relate to only the text of such Proxy Materials and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
                        ACQUIRING FUND AND SELLING FUND

     If any of the conditions set forth below do not exist on or before the applicable Closing Date with respect to each Selling Fund or its corresponding Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to each Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of each Selling Fund in accordance with Massachusetts law and the provisions of ABN AMRO Funds' Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On each Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Selling Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statements shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 Each Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or before the applicable Closing Date (computed without regard to any deduction for dividends paid) and, with respect to the Selling Funds with a Closing Date of September 15, 2001, all of its net capital gains realized in all taxable periods ending on or before such Closing Date (after reduction for any capital loss carry forward).

     8.6 The parties shall have received an opinion of Morgan, Lewis & Bockius LLP addressed to each Acquiring Fund and Selling Fund substantially to the effect that for federal income tax purposes with respect to each Selling Fund:

          (a) The transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Funds Share and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund.

          (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for Acquiring Fund Shares in the Reorganization.

          (e) The aggregate tax basis for Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Funds Share to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefore were held by such shareholder, provided the Selling Fund shares are held as capital assets at the time of the Reorganization.

          (f) The tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Such opinion shall be based on customary assumptions and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and each Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Selling Fund may waive the conditions set forth in this paragraph 8.6.

                                   ARTICLE IX

                                    EXPENSES

     9.1 ABN AMRO Asset Management (USA) LLC and/or affiliates thereof will pay the expenses associated with Selling Fund's participation in the Reorganization. The investment adviser to the Acquiring Fund and/or affiliates thereof will pay the expenses associated with Acquiring Fund's participation in to the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust, on behalf of each Acquiring Fund, and ABN AMRO Funds, on behalf of each Selling Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

     10.2 Except as specified in the next sentence set forth in this section 10.2, the representation, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after each Closing Date, and the obligations of each of the Acquiring Funds in sections 5.9 and 6.4, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Trust and the ABN AMRO Funds. In addition, either the Trust or the ABN AMRO Funds may at their option terminate this Agreement at or before either Closing Date due to:

          (a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before each Closing Date, if not cured within 30 days;

          (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

          (c) a determination by the parties' Board of Trustees, as appropriate, determine that the consummation of the transactions contemplated herein are not in the best interest of the ABN AMRO Funds or the Trust, respectively, and give notice to the other party hereto.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either an Acquiring Fund, a Selling Fund, the Trust, the ABN AMRO Funds, their respective Trustees or officers, to the other party or its Trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

                                  ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust and the ABN AMRO Funds as specifically authorized by their respective Board of Trustees; provided, however, that following the meeting of the Selling Fund Shareholders called by a Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of each Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of each Acquiring Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Acquiring Fund as provided in the Trust's Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                            ALLEGHANY FUNDS

                                            By:
                                            ------------------------------------
                                              Name: Kenneth C. Anderson
                                              Title:  President

                                            ABN AMRO FUNDS

                                            By:
                                            ------------------------------------
                                              Name: Randall C. Hampton
                                              Title:  President

ACKNOWLEDGED:

     By:
     ------------------------------------------------------

     Name:
     ---------------------------------------------------

     Title:
     ---------------------------------------------------- of ABN AMRO Asset
     Management (USA) LLC

             SCHEDULE A TO THE AGREEMENT AND PLAN OF REORGANIZATION

                         SUMMARY OF THE REORGANIZATION
             (shareholders of each Selling Fund will receive shares
            of the class of the Acquiring Fund opposite their class)

ABN AMRO FUND (SELLING FUND)                   ALLEGHANY FUND (ACQUIRING FUND)
----------------------------                   -------------------------------
ABN AMRO Money Market Fund...................  ABN AMRO Money Market Fund
  Common Shares                                Class I Shares
  Investor Shares                              Class S Shares
ABN AMRO Government Money Market Fund........  ABN AMRO Government Money Market Fund
  Common Shares                                Class I Shares
  Investor Shares                              Class S Shares
ABN AMRO Treasury Money Market Fund..........  ABN AMRO Treasury Money Market Fund
  Common Shares                                Class I Shares
  Investor Shares                              Class S Shares
ABN AMRO Tax-Exempt Money Market Fund........  ABN AMRO Tax-Exempt Money Market Fund
  Common Shares                                Class I Shares
  Investor Shares                              Class S Shares
ABN AMRO Value Fund..........................  ABN AMRO Value Fund
  Common Shares                                Class N Shares
  Investor Shares                              Class N Shares
ABN AMRO Growth Fund.........................  ABN AMRO Growth Fund
  Common Shares                                Class N Shares
  Investor Shares                              Class N Shares
ABN AMRO Small Cap Fund......................  ABN AMRO Small Cap Fund
  Common Shares                                Class N Shares
  Investor Shares                              Class N Shares
ABN AMRO Real Estate Fund....................  ABN AMRO Real Estate Fund
  Common Shares                                Class N Shares
  Investor Shares                              Class N Shares
ABN AMRO International Equity Fund...........  ABN AMRO International Equity Fund
  Common Shares                                Class N Shares
  Investor Shares                              Class N Shares
ABN AMRO Europe Equity Growth Fund...........  ABN AMRO Europe Equity Growth Fund
  Common Shares                                Class N Shares
ABN AMRO Asian Tigers Fund...................  ABN AMRO Asian Tigers Fund
  Common Shares                                Class N Shares
  Investor Shares                              Class N Shares
ABN AMRO Latin America Equity Fund...........  ABN AMRO Latin America Equity Fund
  Common Shares                                Class N Shares
ABN AMRO Institutional Prime Money Market      ABN AMRO Institutional Prime Money Market
  Fund.......................................  Fund
  Institutional Shares                         Class Y Shares
  Institutional Service Shares                 Class YS Shares
ABN AMRO Balanced Fund.......................  Alleghany/Chicago Trust Balanced Fund
  Common Shares                                Class N Shares
  Investor Shares                              Class N Shares
ABN AMRO Fixed Income Fund...................  Alleghany/Chicago Trust Bond Fund
  Common Shares                                Class N Shares
  Investor Shares                              Class N Shares
ABN AMRO Tax-Exempt Fixed Income Fund........  Alleghany/Chicago Trust Municipal Bond Fund
  Common Shares                                Class N Shares
  Investor Shares                              Class N Shares

             SCHEDULE B TO THE AGREEMENT AND PLAN OF REORGANIZATION

                       TOTAL NET FUND OPERATING EXPENSES
                        (as a percentage of net assets)

FUND                                                               CLASS          EXPENSE LIMIT
----                                                               -----          -------------
ABN AMRO Asian Tigers Fund.................................  Class N Shares(1)       [   ]%
ABN AMRO Europe Equity Growth Fund.........................  Class N Shares(1)       [   ]%
ABN AMRO Growth Fund.......................................  Class N Shares(1)       [   ]%
ABN AMRO International Equity Fund.........................  Class N Shares(1)       [   ]%
ABN AMRO Latin America Equity Fund.........................  Class N Shares(1)       [   ]%
ABN AMRO Real Estate Fund..................................  Class N Shares(1)       [   ]%
ABN AMRO Small Cap Fund....................................  Class N Shares(1)       [   ]%
ABN AMRO Value Fund........................................  Class N Shares(1)       [   ]%
ABN AMRO Government Money Market Fund......................  Class I Shares(1)       [   ]%
                                                             Class S Shares(1)       [   ]%
ABN AMRO Money Market Fund.................................  Class I Shares(1)       [   ]%
                                                             Class S Shares(1)       [   ]%
ABN AMRO Tax-Exempt Money Market Fund......................  Class I Shares(1)       [   ]%
                                                             Class S Shares(1)       [   ]%
ABN AMRO Treasury Money Market Fund........................  Class I Shares(1)       [   ]%
                                                             Class S Shares(1)       [   ]%
ABN AMRO Institutional Prime Money Market Fund.............  Class Y Shares(2)       [   ]%
                                                             Class YS Shares(2)      [   ]%
Alleghany/Chicago Trust Balanced Fund......................  Class N Shares(1)       [   ]%
Alleghany/Chicago Trust Bond Fund..........................  Class N Shares(1)       [   ]%
Alleghany/Chicago Trust Municipal Bond Fund................  Class N Shares(1)       [   ]%

---------------

(1) Expenses limited to the amount shown for eight full calendar quarters following the Reorganization.

(2) Expenses limited to the amount shown for four full calendar quarters following the Reorganization and 0.20% of the net assets attributable to Class Y Shares and 0.45% of the net assets attributable to Class YS Shares for the following four full calendar quarters.

                                   EXHIBIT B

                         DISTRIBUTION AND SERVICES PLAN
                             PURSUANT TO RULE 12b-1

     This Plan (the "Plan") constitutes the DISTRIBUTION AND SERVICES PLAN of Alleghany Funds, a Delaware business trust (the "Trust"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). The Plan relates to the shares of beneficial interest ("Shares") of the Trust's investment portfolios identified on Schedule A hereto, as such Schedule may be amended from time to time (individually referred to as a "Fund" and collectively, the "Funds").

     SECTION 1. Subject to Section 11 of this Plan, each Fund shall pay the Funds' distributor (the "Distributor") a fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of each Fund (the "Fee") attributable to Class N Shares and Class S Shares to compensate the Distributor for the following: (i) payments the Distributor makes to other institutions and industry professionals, broker-dealers, a Fund's investment adviser or sub-adviser (the "Adviser") and its affiliates and subsidiaries and the Distributor and its affiliates or subsidiaries (collectively referred to as "Participating Organizations"), pursuant to an agreement in connection with providing administrative support services to the holders of a Fund's Shares;
(ii) payments to financial institutions and industry professionals (such as insurance companies, investment counselors, accountants and estate planning firms, banks and savings and loan associations), broker-dealers, the Adviser and its affiliates and subsidiaries, and the Distributor and its affiliates and subsidiaries in consideration for distribution services provided and expenses assumed in connection with distribution assistance, including but not limited to printing and distributing Prospectuses to persons other than current shareholders of a Fund, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of a Fund's Shares, and personnel and communication equipment used in servicing shareholder accounts and prospective shareholder inquiries; or (iii) services rendered by the Distributor pursuant to the Distribution Agreement between the Trust and the Distributor.

     SECTION 2. The Fee shall be accrued daily and payable monthly, and shall be paid by each Fund to the Distributor to compensate the Distributor for payments made and services rendered pursuant to Section 1.

     SECTION 3. The Plan shall not take effect with respect to a Fund until it has been approved by a vote of at least a majority of the outstanding voting securities of such Fund, if adopted after any public offering of the Fund's voting securities or the sale of such securities to persons who are not affiliated persons of the Fund, affiliated persons of such persons, promoters of the Fund, or affiliated persons of such promoters.

     SECTION 4. The Plan shall not take effect until it has been approved, together with any related agreements, by votes of a majority of both (a) the Board of Trustees of the Trust and (b) the "Disinterested Trustees" (as defined below) cast in person at a meeting called for the purpose of voting on the Plan or such agreements.

     SECTION 5. This Plan shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually in the manner provided for approval of the Plan in Section 4, unless earlier terminated in accordance with the terms hereof.

     SECTION 6. The Distributor shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to Section 1 and the purposes for which such expenditures were made.

     SECTION 7. The Plan may be terminated with respect to a Fund at any time by vote of a majority of the outstanding voting securities of that Fund.

     SECTION 8. Payments by the Distributor to a Participating Organization shall be subject to compliance by the Participating Organization with the terms of an agreement with the Distributor. All agreements with any person relating to implementation of the Plan shall be in writing, and any agreement related to the Plan shall provide:

     A. That such agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding voting securities of that Fund, on not more than 60-days written notice; and

     B. That such agreement shall terminate automatically in the event of its assignment.

     SECTION 9. The Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 1 hereof with respect to a Fund without approval in the manner provided in Sections 3 and 4 hereof, and all material amendments to the Plan shall be approved in the manner provided for approval of the Plan in Section 4.

     SECTION 10. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Agreement shall provide to the Distributor and the Board of Trustees of the Trust or its designees, and the Board will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, each Participating Organization shall furnish the Trust or its designees with such information as may be reasonably requested (including, without limitation, periodic certifications confirming the provision to Customers of the services described herein) and will otherwise cooperate with the Trust or its designees (including, without limitation, any auditors designated by the Trust or the Distributor), in connection with the preparation of reports to the Board of Trustees concerning this Agreement and the monies paid or payable by the Trust pursuant hereto, as well as any other reports or filing that may be required by law.

     SECTION 11.

     (a) The monthly payments to the Distributor under this Plan shall be made in accordance with, and subject to, the condition that payments made out of or charged against the assets of a particular Fund must be in payment for services rendered on behalf of such Fund.

     (b) Joint distribution financing by the Funds on behalf of Shares (which financing may also involve other investment portfolios or companies that are affiliated persons of the Funds, affiliated persons of such a person, or affiliated persons of the Distributor) shall be permitted in accordance with applicable regulations of the Securities and Exchange Commission as in effect from time to time, and nothing in subparagraph (a) above or any other provision herein shall be construed to the contrary.

     (c) For the purposes of determining the amounts payable under this Plan, the value of a Fund's net assets shall be computed in the manner specified in the Fund's current Prospectus as then in effect.

     SECTION 12. As used herein, (a) the term "Disinterested Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it and (b) the terms "affiliated persons," "assignment," "interested person," and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

     SECTION 13. Pursuant to Section 2.10 of the Trust Instrument dated September 8, 1993 and as filed with the Secretary of State of the State of Delaware on September 10, 1993, the obligations of the Trust stated under this Plan are limited to the assets of the Trust or Fund, as the case may be, and each Shareholder of the Trust and of each Series shall not be personally liable for any debts, liabilities, obligations and expenses arising hereunder.

Dated as of June 21, 2001

                                  SCHEDULE "A"

                     DISTRIBUTION AND SERVICES PLAN (12b-1)
                               OF ALLEGHANY FUNDS

Below are listed to the Trust's separate series of shares under which this Distribution and Services Plan is to be performed as of the date hereof.

        ALLEGHANY FUNDS

        ABN AMRO Real Estate Fund
        ABN AMRO Europe Equity Growth Fund
        ABN AMRO Latin America Equity Fund
        ABN AMRO Asian Tigers Fund
        ABN AMRO Value Fund
        ABN AMRO International Equity Fund
        ABN AMRO Small Cap Fund
        ABN AMRO Growth Fund
        ABN AMRO Treasury Money Market Fund
        ABN AMRO Government Money Market Fund
        ABN AMRO Tax-Exempt Money Market Fund
        ABN AMRO Money Market Fund

This Schedule "A" may be amended from time to time upon approval of the Board of Trustees of the Trust including a majority of the disinterested Trustees and, if required, by vote of a majority of the outstanding shares of beneficial interest affected.

As of June 21, 2001

                                   EXHIBIT C

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL
FUND AND CLASS                NAME/ADDRESS OF BENEFICIAL OWNER       OWNERSHIP       % OF CLASS
--------------                --------------------------------   -----------------   ----------
ABN AMRO Value Fund/ Common        LaSalle National Bank           6,786,048.327       54.491%
                                 Omnibus Account 00078H844            Record
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO Value Fund/ Common          Carn Co. 02220601             5,003,110.612       40.174%
                              ABN AMRO Group PS Savings Plan          Record
                                Attn: Mutual Funds -- Star
                                      P.O. Box 96211
                                 Washington, DC 20090-6211
ABN AMRO Growth Fund/ Common         Carn Co. 02220601             7,978,284.848       49.900%
                              ABN AMRO Group PS Savings Plan          Record
                                Attn: Mutual Funds -- Star
                                      P.O. Box 96211
                                 Washington, DC 20090-6211
ABN AMRO Growth Fund/ Common  LaSalle National Bank as Trustee     7,667,597.883       47.957%
                                 Omnibus Account 00078H828            Record
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO Small Cap Fund/      LaSalle National Bank as Trustee     4,182,404.574       76.797%
  Common                         Omnibus Account 00078H794
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO Small Cap Fund/             Carn Co. 02220601             1,130,349.948       20.755%
  Common                      ABN AMRO Group PS Savings Plan          Record
                                Attn: Mutual Funds -- Star
                                      P.O. Box 96211
                                 Washington, DC 20090-6211
ABN AMRO Real Estate               LaSalle National Bank           1,019,201.153       54.767%
  Fund/Common                    Omnibus Account 00078H620            Record
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO Real Estate                 Carn Co. 02220601              468,229.721        25.160%
  Fund/Common                 ABN AMRO Group PS Savings Plan          Record
                                Attn: Mutual Funds -- Star
                                      P.O. Box 96211
                                 Washington, DC 20090-6211
ABN AMRO Real Estate                   ABN AMRO Inc.                350,979.439        18.860%
  Fund/Common                        Attn: Laura Birt                 Record
                                 208 S. LaSalle, Ste. 1506
                                  Chicago, IL 60604-1004
ABN AMRO Asian Tigers                Carn Co. 02220601             1,690,011.919       55.823%
  Fund/Common                 ABN AMRO Group PS Savings Plan          Record
                                Attn: Mutual Funds -- Star
                                      P.O. Box 96211
                                 Washington, DC 20090-6211

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL
FUND AND CLASS                NAME/ADDRESS OF BENEFICIAL OWNER       OWNERSHIP       % OF CLASS
--------------                --------------------------------   -----------------   ----------
ABN AMRO Asian Tigers         LaSalle National Bank as Trustee     1,200,735.475       39.662%
  Fund/Common                    Omnibus Account 00078H737            Record
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO International        LaSalle National Bank as Trustee     3,858,963.682       52.509%
  Equity Fund/Common             Omnibus Account 00078H778            Record
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO International               Carn Co. 02220601             2,346,164.488       31.924%
  Equity Fund/Common          ABN AMRO Group PS Savings Plan          Record
                                Attn: Mutual Funds -- Star
                                      P.O. Box 96211
                                 Washington, DC 20090-6211
ABN AMRO Europe Equity        LaSalle National Bank as Trustee     2,003,957.784      100.000%
  Growth Fund/Common             Omnibus Account 00078H752            Record
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO Latin America        LaSalle National Bank as Trustee      910,889.083        63.075%
  Equity Fund/Common             Omnibus Account 00078H646            Record
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO Latin America               Carn Co. 02220601              317,754.802        22.003%
  Equity Fund/Common          ABN AMRO Group PS Savings Plan          Record
                                Attn: Mutual Funds -- Star
                                      P.O. Box 96211
                                 Washington, DC 20090-6211
ABN AMRO Latin America           Charles Schwab Co., Inc.           137,346.522         9.511%
  Equity Fund/Common             Special Customer Account             Record
                               for the Benefit of Customers
                                    Attn: Mutual Funds
                                    101 Montgomery St.
                               San Francisco, CA 94104-4122
ABN AMRO Government Money        LaSalle National Trust WA        533,102,617.420      81.507%
  Market Fund/ Common          Attn: Mutual Funds Operations          Record
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO Government Money            Carn Co. 02220601            85,999,205.630       13.149%
  Market Fund/ Common         ABN AMRO Group PS Savings Plan          Record
                                Attn: Mutual Funds -- Star
                                      P.O. Box 96211
                                 Washington, DC 20090-6211
ABN AMRO Tax-Exempt Money        LaSalle National Trust NA        375,951,562.970      98.026%
  Market Fund/ Common          Attn: Mutual Funds Operations
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL
FUND AND CLASS                NAME/ADDRESS OF BENEFICIAL OWNER       OWNERSHIP       % OF CLASS
--------------                --------------------------------   -----------------   ----------
ABN AMRO Treasury Money           LaSalle National Trust          263,298,490.300      97.285%
  Market Fund/Common           Attn: Mutual Funds Operations          Record
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO Money Market         National Financial Services for     40,860,576.740       84.596%
  Fund/Common                               the                       Record
                                 Exclusive Benefit of our
                                         Customers
                                 Attn: Mutual Funds Dept.
                                5th Floor, 200 Liberty St.
                                 1 World Financial Center
                                    New York, NY 10281
ABN AMRO Money Market            Trust Company of America          4,076,112.440        8.439%
  Fund/Common                      7103 S. Revere Pkwy.               Record
                                       P.O. Box 6503
                                 Englewood, CO 80155-6503
ABN AMRO Money Market          ABN AMRO Chicago Corporation        2,734,489.950        5.661%
  Fund/Common                       Attn: Control Dept.               Record
                                    208 S. LaSalle St.
                                  Chicago, IL 60604-1000
ABN AMRO Institutional Prime     LaSalle National Trust NA       1,442,976,500.390     71.271%
  Money Market Fund/           Attn: Mutual Funds Operations          Record
  Institutional Shares                 P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO Institutional Prime        Agere Systems, Inc.           171,901,967.720       8.491%
  Money Market Fund/              C/O Lucent Technologies             Record
  Institutional Shares              Agere Systems, Inc.
                                  Attn: Gregory Lublinski
                                  One Oak Way, Rm 18102A
                                Berkeley Heights, NJ 07922
ABN AMRO Institutional Prime            Strafe Co.                125,000,000.000       6.174%
  Money Market Fund/          Attn: Bank One Group Trust Ops.         Record
  Institutional Shares               1111 Polar Pkwy.
                                      P.O. Box 710211
                                  Columbus, OH 43721-1234
ABN AMRO Value Fund/          National Financial Services for        9,724.821          7.675%
  Investor                                  the                       Record
                                 Exclusive Benefit of our
                                         Customers
                                 Attn: Mutual Funds Dept.
                                 5th Fl., 200 Liberty St.,
                                 1 World Financial Center
                                    New York, NY 10281
ABN AMRO Value Fund/              Dain Rauscher Custodian            7,964.834          6.286%
  Investor                            Thomas D. Hoyt                  Record
                               Individual Retirement Account
                                    1019 Michigan Ave.
                                  Evanston, IL 60202-1435
ABN AMRO Value Fund/                 SEMA Co. 96007501               7,362.585          5.810%
  Investor                       12 E. 49th St., 41st Fl.             Record
                                    New York, NY 10017

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL
FUND AND CLASS                NAME/ADDRESS OF BENEFICIAL OWNER       OWNERSHIP       % OF CLASS
--------------                --------------------------------   -----------------   ----------
ABN AMRO Growth Fund/         National Financial Services for       45,177.712         25.835%
  Investor                                  the                       Record
                                 Exclusive Benefit of our
                                         Customers
                                 Attn: Mutual Funds Dept.
                                 5th Fl., 200 Liberty St.,
                                 1 World Financial Center
                                    New York, NY 10281
ABN AMRO Small Cap/ Investor  National Financial Services for        7,028.819         19.791%
                                            the                       Record
                                 Exclusive Benefit of our
                                         Customers
                                 Attn: Mutual Funds Dept.
                                 5th Fl., 200 Liberty St.,
                                 1 World Financial Center
                                    New York, NY 10281
ABN AMRO Small Cap/ Investor       LaSalle National Bank             4,198.904         11.823%
                                  as Trustee Omnibus A/C              Record
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO Small Cap/ Investor         Phyllis L. Fisher               3,929.273         11.064%
                                       P.O. Box 427                   Record
                                        Corning Rd.
                                  Beecher, IL 60401-0427
ABN AMRO Small Cap/ Investor    Delaware Charter Custodian           3,194.344          8.994%
                                   IRA A/C Sonny C. Lai               Record
                                      1780 Potter Rd.
                                 Park Ridge, IL 60068-1131
ABN AMRO Small Cap/ Investor      Dain Rauscher Inc. PBO             2,396.145          6.747%
                                       David R. Zook                  Record
                                     3202 N. 23rd St.
                                 Arlington, VA 22201-4309
ABN AMRO Small Cap/ Investor    Delaware Charter Custodian           1,897.623          5.343%
                               IRA A/C Roger J. Bianco, Sr.           Record
                                      1636 Gibson Dr.
                              Blk Grove Village, IL 60007-2704
ABN AMRO Real Estate/                  Seed Account                   10.052              100%
  Investor                               ABN AMRO                     Record
                                    208 S. LaSalle St.
                                     Chicago, IL 60604
ABN AMRO Asian Tigers/        National Investor Services Corp.       3,630.534         14.740%
  Investor                                  for                       Record
                                 the Exclusive Benefit of
                                         Customers
                                  55 Water St., 32nd Fl.
                                  New York, NY 10041-3299
ABN AMRO Asian Tigers/               James G. Kokenes                2,409.395          9.782%
  Investor                         Lynn M. Kokenes JTTEN            Beneficial
                                   510 N. Richmond Ave.
                                  Westmont, IL 60559-1539

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL
FUND AND CLASS                NAME/ADDRESS OF BENEFICIAL OWNER       OWNERSHIP       % OF CLASS
--------------                --------------------------------   -----------------   ----------
ABN AMRO Asian Tigers/          Delaware Charter Custodian           2,251.628          9.141%
  Investor                       IRA A/C Thomas J. Plonka             Record
                                     126 N. Grant St.
                                  Westmont, IL 60559-1608
ABN AMRO International        National Financial Services for       15,727.724         10.532%
  Equity/Investor                           the                       Record
                                 Exclusive Benefit of our
                                         Customers
                                 Attn: Mutual Funds Dept.
                                 5th Fl., 200 Liberty St.,
                                 1 World Financial Center
                                    New York, NY 10281
ABN AMRO International            Dain Rauscher Custodian        9,682.925 Record       6.484%
  Equity/Investor                    Robert E. Wilkens
                                  Ind. Retirement Account
                                      846 Clinton Pl.
                                  River Forest, IL 60305
                                         MI 60305
ABN AMRO International        LaSalle National Bank as Trustee       7,729.114          5.176%
  Equity/Investor                       Omnibus A/C                   Record
                                       P.O. Box 1443
                                  Chicago, IL 60690-1443
ABN AMRO Government Money     National Financial Services for     24,912,404.370       60.952%
  Market/Investor                           the                       Record
                                 Exclusive Benefit of our
                                         Customers
                                 Attn: Mutual Funds Dept.
                                 5th Fl., 200 Liberty St.,
                                 1 World Financial Center
                                    New York, NY 10281
ABN AMRO Government Money      ABN AMRO Chicago Corporation       15,944,835.420       39.012%
  Market/Investor                   Attn: Control Dept.               Record
                                    208 S. LaSalle St.
                                  Chicago, IL 60604-1000
ABN AMRO Tax Exempt Money     National Financial Services for     26,571,810.370       64.536%
  Market/Investor                           the                       Record
                                 Exclusive Benefit of our
                                         Customers
                                 Attn: Mutual Funds Dept.
                                 5th Fl., 200 Liberty St.,
                                 1 World Financial Center
                                    New York, NY 10281
ABN AMRO Tax Exempt Money      ABN AMRO Chicago Corporation       14,233,527.810       34.569%
  Market/Investor                   Attn: Control Dept.               Record
                                    208 S. LaSalle St.
                                  Chicago, IL 60604-1000
ABN AMRO Treasury Money       National Financial Services for     14,246,887.410       96.233%
  Market/Investor                           the                       Record
                                 Exclusive Benefit of our
                                         Customers
                                 Attn: Mutual Funds Dept.
                                 5th Fl., 200 Liberty St.,
                                 1 World Financial Center
                                    New York, NY 10281

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL
FUND AND CLASS                NAME/ADDRESS OF BENEFICIAL OWNER       OWNERSHIP       % OF CLASS
--------------                --------------------------------   -----------------   ----------
ABN AMRO Money Market/        National Financial Services for     118,440,541.870      77.928%
  Investor                                  the                       Record
                                 Exclusive Benefit of our
                                         Customers
                                 Attn: Mutual Funds Dept.
                                 5th Fl., 200 Liberty St.,
                                 1 World Financial Center
                                    New York, NY 10281
ABN AMRO Money Market/         ABN AMRO Chicago Corporation       32,469,392.320       21.363%
  Investor                          Attn: Control Dept.               Record
                                    208 S. LaSalle St.
                                  Chicago, IL 60604-1000
ABN AMRO Institutional Prime     LaSalle National Trust NA        78,804,585.330      100.000%
  Money Market/                Attn: Mutual Funds Operations          Record
  Institutional Service                P.O. Box 1443
  Shares                          Chicago, IL 60690-1443

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY







                  Please detach at perforation before mailing.




PROXY                            ABN AMRO FUNDS                            PROXY

 ABN AMRO GOVERNMENT MONEY MARKET FUND, ABN AMRO TAX-EXEMPT MONEY MARKET FUND,
        ABN AMRO TREASURY MONEY MARKET FUND, ABN AMRO MONEY MARKET FUND,
                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
             4400 Computer Drive * Westborough, Massachusetts 01581
            Proxy for Special Meeting of Shareholders August 24, 2001
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ABN AMRO FUNDS
   Vote only on the proposals related to the Fund(s) in which you are invested

The undersigned Shareholder(s) of one or more ABN AMRO Funds listed above, each a series of ABN AMRO Funds (the "Trust"), hereby appoint(s) Steven A. Smith and Gail Hanson (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Trust to be held on Friday, August 24, 2001, and any adjournments thereof, to vote all Fund shares that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the proxy statement as indicated on the reverse. The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.




                                        Please sign exactly as your name or
                                        name(s) appear on this proxy card. If
                                        the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                                        ----------------------------------------
                                        Signature of Shareholder(s)

                                        ----------------------------------------
                                        Signature of Shareholder(s)
                                                                           ,2001
                                        ----------------------------------------
                                        Date                         11766_AAB_2

   PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.




                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY








                  Please detach at perforation before mailing.





All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.

Please vote by filling in the appropriate box below. Example: [X]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL.

1A.  To approve: (i) the transfer of all
     of the assets and certain stated
     liabilities of the ABN AMRO
     GOVERNMENT MONEY MARKET FUND, a
     series of theTrust (the "ABN AMRO
     Fund"), to the ABN AMRO Government           FOR    AGAINST    ABSTAIN
     Money Market Fund, a series of               [ ]      [ ]        [ ]
     Alleghany Funds (the "Alleghany
     Fund"), in exchange for Class I and
     Class S Shares of the Alleghany
     Fund; and (ii) the distribution of
     the Alleghany Fund's Class I and
     Class S Shares so received to
     Common and Investor shareholders,
     respectively, of the ABN AMRO Fund.



                                                                   11766_AAB_2a

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.



All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.

Please vote by filling in the appropriate box below. Example: [X]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL.

1B.  To approve: (i) the transfer of all
     of the assets and certain stated
     liabilities of the ABN AMRO
     Tax-Exempt Money Market Fund, a
     series of the Trust (the "ABN AMRO
     Fund"), to the ABN AMRO Tax-Exempt
     Money Market Fund, a series of         FOR        AGAINST        ABSTAIN
     Alleghany Funds (the "Alleghany        [ ]          [ ]            [ ]
     Fund"), in exchange for Class I and
     Class S Shares of the Alleghany
     Fund; and (ii) the distribution of
     the Alleghany Fund's Class I and
     Class S Shares so received to
     Common and Investor shareholders,
     respectively, of the ABN AMRO Fund.



                                                                    11766_AAB_2b

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY







                  Please detach at perforation before mailing.



All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.

Please vote by filling in the appropriate box below. Example: [X]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL.


1C.  To approve: (i) the transfer of all
     of the assets and certain stated
     liabilities of the ABN AMRO
     Treasury Money Market Fund, a
     series of the Trust (the "ABN AMRO
     Fund"), to the ABN AMRO Treasury        FOR        AGAINST        ABSTAIN
     Money Market Fund, a series of          [ ]          [ ]            [ ]
     Alleghany Funds (the "Alleghany
     Fund"), in exchange for Class I and
     Class S Shares of the Alleghany
     Fund; and (ii) the distribution of
     the Alleghany Fund's Class I and
     Class S Shares so received to
     Common and Investor shareholders,
     respectively, of the ABN AMRO Fund.



                                                                    11766_AAB_2c

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY























                  Please detach at perforation before mailing.





ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL. PLEASE DATE, SIGN AND RETURN PROMPTLY.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: [ ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL.


1D. To approve: (i) the transfer of all of the assets and certain stated liabilities of the ABN AMRO MONEY MARKET FUND, a series of the Trust (the "ABN AMRO Fund"), to the ABN AMRO Money Market Fund, a series of Alleghany Funds (the "Alleghany Fund"), in exchange for Class I and Class S Shares of the Alleghany Fund; and (ii) the distribution of the Alleghany Fund's Class I and Class S Shares so received to Common and Investor shareholders, respectively, of the ABN AMRO Fund.

          FOR               AGAINST             ABSTAIN
          [ ]               [ ]                 [ ]
















                                                                    11766_AAB_2d

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY







                  Please detach at perforation before mailing.


All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.

Please vote by filling in the appropriate box below. Example: [X]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL.

1E.  To approve: (i) the transfer of all
     of the assets and certain stated
     liabilities of the ABN AMRO
     INSTITUTIONAL PRIME MONEY MARKET
     FUND, a series of the Trust (the
     "ABN AMRO Fund"), to the ABN AMRO
     Institutional Prime Money Market         FOR      AGAINST     ABSTAIN
     Fund, a series of Alleghany Funds        [ ]        [ ]         [ ]
     (the "Alleghany Fund"), in exchange
     for Class Y and Class YS Shares of
     the Alleghany Fund; and (ii) the
     distribution of the Alleghany
     Fund's Class Y and Class YS Shares
     so received to Institutional Class
     and Institutional Service Class
     shareholders, respectively, of the
     ABN AMRO Fund.

                                                                    11766_AAB_2e

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY







                  Please detach at perforation before mailing.




PROXY                            ABN AMRO FUNDS                            PROXY
       ABN AMRO VALUE FUND, ABN AMRO GROWTH FUND, ABN AMRO SMALL CAP FUND,
             ABN AMRO REAL ESTATE FUND, ABN AMRO ASIAN TIGERS FUND,
                      ABN AMRO INTERNATIONAL EQUITY FUND,
     ABN AMRO EUROPE EQUITY GROWTH FUND, ABN AMRO LATIN AMERICA EQUITY FUND
             4400 Computer Drive * Westborough, Massachusetts 01581
            Proxy for Special Meeting of Shareholders August 24, 2001
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ABN AMRO FUNDS
   Vote only on the proposals related to the Fund(s) in which you are invested

The undersigned Shareholder(s) of one or more ABN AMRO Funds listed above, each a series of ABN AMRO Funds (the "Trust"), hereby appoint(s) Steven A. Smith and Gail Hanson (each with full power of substitution) the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Trust to be held on Friday, August 24, 2001, and any adjournments thereof, to vote all Fund shares that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated on the reverse. The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.




                                        Please sign exactly as your name or
                                        name(s) appear on this proxy card. If
                                        the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                                        ----------------------------------------
                                        Signature of Shareholder(s)

                                        ----------------------------------------
                                        Signature of Shareholder(s)
                                                                          , 2001
                                        ----------------------------------------
                                        Date                         11766_AAB_3

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY








                  Please detach at perforation before mailing.


All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposals. Please date, sign and return promptly.

Please vote by filling in the appropriate box below. Example: [X]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS.

1A.  To approve: (i) the transfer of all
     of the assets and certain stated
     liabilities of the ABN AMRO Value
     Fund, a series of the Trust (the
     "ABN AMRO Value Fund"), to the ABN       FOR     AGAINST     ABSTAIN
     AMRO Value Fund, a series of             [ ]       [ ]         [ ]
     Alleghany Funds (the "Alleghany
     Value Fund"), in exchange for Class
     N Shares of the Alleghany Value
     Fund; and (ii) the distribution of
     the Alleghany Fund's Class N Shares
     so received to Common and Investor
     shareholders of the ABN AMRO Value
     Fund.

2A.  To authorize the ABN AMRO Value
     Fund to approve a Rule 12b-1             FOR     AGAINST     ABSTAIN
     distribution plan for Class N            [ ]       [ ]         [ ]
     Shares of the Alleghany Value Fund.



                                                                    11766_AAB_3a

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY









                  Please detach at perforation before mailing.


All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposals. Please date, sign and return promptly.

Please vote by filling in the appropriate box below. Example:

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS.

1B.  To approve: (i) the transfer of all
     of the assets and certain stated
     liabilities of the ABN AMRO Growth
     Fund, a series of the Trust (the
     "ABN AMRO Growth Fund"), to the ABN
     AMRO Growth Fund, a series of              FOR       AGAINST      ABSTAIN
     Alleghany Funds (the "Alleghany            [ ]         [ ]           [ ]
     Growth Fund"), in exchange for
     Class N Shares of the Alleghany
     Growth Fund; and (ii) the
     distribution of the Alleghany
     Growth Fund's Class N Shares so
     received to Common and Investor
     shareholders of the ABN AMRO Growth
     Fund.

2B.  To authorize the ABN AMRO Growth
     Fund to approve a Rule 12b-1               FOR       AGAINST      ABSTAIN
     distribution plan for Class N              [ ]         [ ]           [ ]
     Shares of the Alleghany Growth
     Fund.



                                                                    11766_AAB_3b

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY











                  Please detach at perforation before mailing.





All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposals. Please date, sign and return promptly.

Please vote by filling in the appropriate box below. Example: [X]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS.

1C.  To approve: (i) the transfer of all
     of the assets and certain stated
     liabilities of the ABN AMRO Small
     Cap Fund, a series of the Trust
     (the "ABN AMRO Small Cap Fund"), to
     the ABN AMRO Small Cap Fund, a          FOR         AGAINST        ABSTAIN
     series of Alleghany Funds (the          [ ]           [ ]             [ ]
     "Alleghany Small Cap Fund"), in
     exchange for Class N Shares of the
     Alleghany Small Cap Fund; and (ii)
     the distribution of the Alleghany
     Small Cap Fund's Class N Shares so
     received to Common and Investor
     shareholders of the ABN AMRO Small
     Cap Fund.

2C.  To authorize the ABN AMRO Small Cap
     Fund to approve a Rule 12b-1            FOR         AGAINST        ABSTAIN
     distribution plan for Class N           [ ]           [ ]             [ ]
     Shares of the Alleghany Small Cap
     Fund.



                                                                    11766_AAB_3c

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY













                  Please detach at perforation before mailing.





ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSALS. PLEASE DATE, SIGN AND RETURN PROMPTLY.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: [ ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS.



1D.  To approve: (i) the transfer of all of the        FOR    AGAINST   ABSTAIN
     assets and certain stated liabilities of the
     ABN AMRO Real Estate Fund, a series of the        [ ]      [ ]       [ ]
     Trust (the "ABN AMRO Real Estate Fund"), to the ABN AMRO Real Estate Fund, a series of
     Alleghany Funds (the "Alleghany Real Estate
     Fund"), in exchange for Class N Shares of the Alleghany Real Estate Fund; and (ii) the distribution of the Alleghany Real Estate
     Fund's Class N Shares so received to Common and Investor shareholders of the ABN AMRO
     Real Estate Fund.

2D.  To authorize the ABN AMRO Real Estate Fund to     FOR    AGAINST   ABSTAIN
     approve a Rule 12b-1 distribution plan for
     Class N Shares of the Alleghany Real Estate       [ ]      [ ]       [ ]
     Fund.




                                                                    11766_AAB_3d
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY












                  Please detach at perforation before mailing.





ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSALS. PLEASE DATE, SIGN AND RETURN PROMPTLY.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: [ ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS.


1E.  To approve: (i) the transfer of all of the        FOR    AGAINST   ABSTAIN
     assets and certain stated liabilities of the
     ABN AMRO Asian Tigers Fund, a series of the       [ ]      [ ]       [ ]
     Trust (the "ABN AMRO Asian Tigers Fund"), to the ABN AMRO Asian Tigers Fund, a series of
     Alleghany Funds (the "Alleghany Asian Tigers
     Fund"), in exchange for Class N Shares of the Alleghany Asian Tigers Fund; and (ii) the distribution of the Alleghany Asian Tigers
     Fund's Class N Shares so received to Common and Investor shareholders of the ABN AMRO
     Asian Tigers Fund.

2E.  To authorize the ABN AMRO Asian Tigers Fund       FOR    AGAINST   ABSTAIN
     to approve a Rule 12b-1 distribution plan for
     Class N Shares of the Alleghany Asian Tigers      [ ]      [ ]       [ ]
     Fund.









                                                                    11766_AAB_3e
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY















                  Please detach at perforation before mailing.





ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSALS. PLEASE DATE, SIGN AND RETURN PROMPTLY.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: [ ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS.


1F.  To approve: (i) the transfer of all of the        FOR    AGAINST   ABSTAIN
     assets and certain stated liabilities of the
     ABN AMRO International Equity Fund, a series      [ ]      [ ]       [ ]
     of the Trust (the "ABN AMRO International
     Equity Fund"), to the ABN AMRO International
     Equity Fund, a series of Alleghany Funds (the
     "Alleghany International Equity Fund"), in exchange for Class N Shares of the Alleghany
     International Equity Fund; and (ii) the
     distribution of the Alleghany International
     Equity Fund's Class N Shares so received to
     Common and Investor shareholders of the ABN
     AMRO International Equity Fund.

2F.  To authorize the ABN AMRO International           FOR    AGAINST   ABSTAIN
     Equity Fund to approve a Rule 12b-1
     distribution plan for Class N Shares of the       [ ]      [ ]       [ ]
     Alleghany International Equity Fund.








                                                                    11766_AAB_3f
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY













                  Please detach at perforation before mailing.





ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSALS. PLEASE DATE, SIGN AND RETURN PROMPTLY.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: [ ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS.


1G.  To approve: (i) the transfer of all of the        FOR    AGAINST   ABSTAIN
     assets and certain stated liabilities of the
     ABN AMRO Europe Equity Growth Fund, a series      [ ]      [ ]       [ ]
     of the Trust (the "ABN AMRO Europe Equity
     Growth Fund"), to the ABN AMRO Europe Equity
     Growth Fund, a series of Alleghany Funds (the
     "Alleghany Europe Equity Growth Fund"), in exchange for Class N Shares of the Alleghany
     Europe Equity Growth Fund; and (ii) the
     distribution of the Alleghany Europe Equity
     Growth Fund's Class N Shares so received to
     Common shareholders of the ABN AMRO Europe
     Equity Growth Fund.

2G.  To authorize the ABN AMRO Europe Equity           FOR    AGAINST   ABSTAIN
     Growth Fund to approve a Rule 12b-1
     distribution plan for Class N Shares of the       [ ]      [ ]       [ ]
     Alleghany Europe Equity Growth Fund.







                                                                    11766_AAB_3g
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY















                  Please detach at perforation before mailing.





ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSALS. PLEASE DATE, SIGN AND RETURN PROMPTLY.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: [ ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS.


1H.  To approve: (i) the transfer of all of the        FOR    AGAINST   ABSTAIN
     assets and certain stated liabilities of the
     ABN AMRO Latin America Equtiy Fund, a series      [ ]      [ ]       [ ]
     of the Trust (the "ABN AMRO Latin America
     Equity Fund"), to the ABN AMRO Latin America
     Equity Fund, a series of Alleghany Funds (the
     Alleghany Latin America Equtiy Fund"), in exchange for Class N Shares of the Alleghany
     Latin America Equity Fund; and (ii) the
     distribution of the Alleghany Latin America
     Equity Fund's Class N Shares so received to
     Common shareholders of the ABN AMRO Latin
     America Equity Fund.

2H.  To authorize the ABN AMRO Latin America           FOR    AGAINST   ABSTAIN
     Equtiy Fund to approve a Rule 12b-1
     distribution plan for Class N Shares of the       [ ]      [ ]       [ ]
     Alleghany Latin America Equity Fund.









                                                                    11766_AAB_3h
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.